UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
KENNEDY LEWIS CAPITAL COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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KENNEDY LEWIS CAPITAL COMPANY

225 Liberty St. Suite 4210
New York, NY 10281
212-782-3842
November 15, 2023
Dear Shareholder:
You are cordially invited to attend the Special Meeting of Shareholders (the “Special Meeting”) of Kennedy Lewis Capital Company (the “Company”) to be held on December 15, 2023 at 8:30 a.m., Eastern Time, at the offices of the Company, 225 Liberty St. Suite 4210, New York, NY 10281.
The Notice of the Special Meeting of Shareholders and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the Special Meeting. At the Special Meeting, you will be asked to consider and vote on the Proposals (as defined below) listed below, the effect of which—should each Proposal be approved—would permit the Company to come into compliance with certain comments received from state securities regulatory authorities in connection with the Company’s proposed public offering of its common shares of beneficial interest:
1.	Consider and approve the Company’s Second Amended and Restated Declaration of Trust (the “Declaration of Trust Proposal”); and
2.
Consider and approve the Company’s Amended and Restated Investment Advisory Agreement (the “Investment Advisory Agreement Proposal,” and collectively with the Declaration of Trust Proposal, the “Proposals”).

It is important that your shares be represented at the Special Meeting. If you are unable to attend the Special Meeting in person, we urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. Your vote and participation in the governance of the Company is very important to us.
Sincerely yours,

James Didden
President and Chairman of the Board of Trustees

KENNEDY LEWIS CAPITAL COMPANY

225 Liberty St. Suite 4210
New York, NY 10281
212-782-3842
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON December 15, 2023
To the Shareholders of Kennedy Lewis Capital Company:
The 2023 Special Meeting of Shareholders (the “Special Meeting”) of Kennedy Lewis Capital Company (the “Company”) will be held on December 15, 2023 at 8:30 a.m., Eastern Time, at the offices of the Company, 225 Liberty St. Suite 4210, New York, NY 10281.
At the Special Meeting, you will be asked to consider and vote on the Proposals (as defined below) listed below, the effect of which—should each Proposal be approved—would permit the Company to come into compliance with certain comments received from state securities regulatory authorities in connection with the Company’s proposed public offering of its common shares of beneficial interest:
1.	Consider and approve the Company’s Second Amended and Restated Declaration of Trust (the “Declaration of Trust Proposal”); and
2.
Consider and approve the Company’s Amended and Restated Investment Advisory Agreement (the “Investment Advisory Agreement Proposal”, and collectively with the Declaration of Trust Proposal, the “Proposals”).

You have the right to receive notice of and to vote at the Special Meeting if you were a shareholder of record at the close of business on November 15, 2023. If you are unable to attend the Special Meeting in-person, please sign the enclosed proxy card and return it promptly in the self-addressed, postage prepaid envelope provided. Please refer to the voting instructions provided on your proxy card. In the event there are not sufficient votes for a quorum or to approve the Proposals at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies by the Company.
The Company has enclosed a copy of the proxy statement and proxy card. The proxy statement and the proxy card are also available at www.proxyvote.com and on the SEC’s website at www.sec.gov.
By Order of the Board of Trustees,

Rachel Presa,
Vice President and Corporate Secretary

New York, New York
November 15, 2023
This is an important meeting. To ensure proper representation at the Special Meeting, please complete, sign, date and return the proxy card in the enclosed self-addressed envelope. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person if you wish to change your vote.

KENNEDY LEWIS CAPITAL COMPANY

225 Liberty St. Suite 4210
New York, NY 10281
212-782-3842
SPECIAL MEETING OF SHAREHOLDERS
To Be Held On December 15, 2023
PROXY STATEMENT

GENERAL
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (“Board” or the “Trustees”) of Kennedy Lewis Capital Company, a Delaware statutory trust (the “Company”), for use at the Special Meeting of Shareholders of the Company to be held on December 15, 2023 at 8:30 a.m., Eastern Time, at the offices of the Company, 225 Liberty St. Suite 4210, New York, NY 10281, and any adjournments or postponements thereof (the “Special Meeting”). This Proxy Statement and the accompanying materials are being mailed to shareholders of record on or about November 15, 2023 and are available at www.proxyvote.com.
All properly executed proxies representing common shares of beneficial interest, par value $0.01 per share, of the Company (“Common Shares”) received prior to the Special Meeting will be voted in accordance with the instructions marked thereon. If no specification is made, the Common Shares will be voted FOR the Proposal to approve the Second Amended and Restated Declaration of Trust and FOR the Proposal to approve the Amended and Restated Investment Advisory Agreement. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise. Shareholders who execute proxies may revoke them with respect to a Proposal by attending the Special Meeting and voting his, her, or its Common Shares, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Special Meeting.
Quorum
Shareholders of the Company are entitled to one vote for each Common Share held. Under the Company’s Bylaws, one-third of the number of Common Shares issued and outstanding and entitled to be cast, present in person or represented by proxy, shall constitute a quorum for the transaction of business. Abstentions, withheld votes, and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Common Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Common Shares that are present for purposes of determining the presence of a quorum for transacting business at the Special Meeting. However, abstentions and broker non-votes are not counted as votes cast. Due to the non-routine matters to be acted upon at the Special Meeting, the Company does not expect to receive any broker non-votes.
Record Date
The Board has fixed the close of business on November 15, 2023 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Special Meeting. There were 10,783,678 Common Shares outstanding on the Record Date.
Vote Required
Proposal to Approve the Second Amended and Restated Declaration of Trust. The affirmative vote of the holders entitled to cast a majority of the votes of all issued and outstanding Common Shares as of the Record Date is required to approve the Second Amended and Restated Declaration of Trust. For purposes of the vote on the Second Amended and Restated Declaration of Trust, abstentions and broker non-votes will have the same effect as votes against this proposal, although they will be considered present for the purpose of determining the presence of a quorum.
Proposal to Approve the Amended and Restated Investment Advisory Agreement. The affirmative vote of a “majority of the outstanding voting securities” of the Company (as defined under the Investment Company Act of 1940, as amended (the “1940 Act”) is required to approve the Investment Advisory Agreement Proposal. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Company present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting or (b) more than 50% of the outstanding shares of the Company. Abstentions and broker non-votes, if any, will have the effect of a vote against the Investment Advisory Agreement Proposal.
Additional Solicitation
In the event that a quorum is not present at the Special Meeting, the Chairman of the Special Meeting or the shareholders entitled to vote at the Special Meeting, in person or represented by proxy, shall have the power to adjourn the Special Meeting from time to time, without notice other than the announcement at the Special Meeting, until a quorum shall be present or represented. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any Proposal for which an adjournment is sought. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present or represented.
If sufficient votes in favor of one or more Proposals have been received by the time of the Special Meeting, the Proposals will be acted upon and such actions will be final, regardless of any subsequent adjournment to consider other Proposals.
Appraisal Rights
Shareholders have no appraisal or dissenters’ rights in connection with any of the Proposals described herein.
Householding
The Company combines mailings for multiple accounts going to a single household by delivering to that address in a single envelope a copy of the document (annual reports, prospectuses, proxy statements, etc.) or other communications for all accounts who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules of the Securities and Exchange Commission (the “SEC”). If you do not want the Company to continue consolidating your mailings and would prefer to receive separate mailings of Company communications, please contact the Company’s transfer agent, SS&C GIDS, Inc. at kennedyai@dstsystems.com or send mail to Kennedy Lewis Capital Company, c/o SS&C GIDS, Inc., PO Box 219213, Kansas City, Missouri 64121-9213.
Voting
You may vote in person at the Special Meeting or by proxy in accordance with the instructions provided below.
When voting by proxy and mailing your proxy card, you are required to:
•	indicate your instructions on the proxy card;
•	date and sign the proxy card;
•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•	allow sufficient time for the proxy card to be received on or before 11:59 p.m. Eastern Time on December 14, 2023.
The Company has enclosed a copy of this proxy statement and proxy card. This proxy statement and the proxy card are also available at www.proxyvote.com and on the SEC’s website at www.sec.gov.
Other Information Regarding this Solicitation
The Company will bear the expense of the solicitation of proxies for the Special Meeting, including the cost of preparing, printing, and mailing this proxy statement, the accompanying Notice of the Special Meeting of Shareholders, and the proxy card. The Company has requested that brokers, nominees, fiduciaries, and other persons holding Common Shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone or facsimile transmission by the Trustees, officers or regular employees of the Company and its affiliates (without special compensation therefor). The Company has also retained Broadridge Investor Communications Solutions, Inc. to assist in the solicitation of proxies for fees and expenses of approximately $6,128. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the shareholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table sets forth, as of the Record Date, the beneficial ownership of the Board, the Company’s executive officers and Trustees, each person known to the Company to beneficially own 5% or more of the outstanding Common Shares, and all of the Company’s executive officers and Trustees as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the Company’s Common Shares is based upon information furnished by the Company’s transfer agent and other information obtained from such persons, if available.
Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s address is 225 Liberty St. Suite 4210, New York, NY 10281.
Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Trustees:
James Didden	62,877	*
Doug Logigian	None	None
Independent Trustees:
Ankur Keswani	None	None
Julian Markby	None	None
Catherine Smith	None	None
Executive Officers Who Are Not Trustees:
Gary Klayn	None	None
Gregory MacCordy	None	None
Anthony Pasqua	None	None
Rachel Presa	None	None
Other
Kennedy Lewis Management LP	40,100	*
Kennedy Lewis Capital Holdings LLC	517	*
All Executive Officers and Trustees as a group (9 persons)	103,494	*
*	Less than 1%
1.	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
2.	Based on a total of 10,769,456 Common Shares issued and outstanding on September 30, 2023.

PROPOSAL 1: APPROVAL OF THE PROPOSED SECOND AMENDED AND RESTATED DECLARATION OF TRUST
The Company has privately offered and continues to privately offer its Common Shares pursuant to the terms set forth in the Company’s Private Placement Memorandum and the subscription agreements it enters into with investors (the “Private Offering”). In connection with a proposed public offering of the Company’s Common Shares (the “Public Offering”), the Company filed with the SEC a registration statement on Form N-2 (the “Form N-2 Registration Statement”) to register the Common Shares under the Securities Act of 1933, as amended (the “Securities Act”), and has filed the Form N-2 Registration Statement with each state. The Company has received, and expects to continue to receive, comments from certain state securities regulatory authorities on the Form N-2 Registration Statement based on the requirements set forth in the North American Securities Administrators Association (“NASAA”) Omnibus Guidelines (“Omnibus Guidelines”).
Shareholders of the Company are being asked to approve the proposed Second Amended and Restated Declaration of Trust of the Company (the “Second Amended and Restated Declaration of Trust”) for the purpose of conforming the Company’s Amended and Restated Declaration of Trust (the “Current Declaration of Trust”) to requirements set forth in the NASAA Omnibus Guidelines. A copy of the Current Declaration of Trust was filed with the SEC on January 13, 2023 as Exhibit 3.1 to the Company’s registration statement on Form 10 (the “Form 10 Registration Statement”), which is available at www.sec.gov. A copy of the form of the Second Amended and Restated Declaration of Trust, which is marked to show the changes against the Current Declaration of Trust, is attached as Appendix A to this proxy statement.
Reason for the Proposed Second Amended and Restated Declaration of Trust
The Common Shares are registered with the SEC under the Exchange Act and the Company has filed with the SEC the Form N-2 Registration Statement to register the Common Shares under the Securities Act in furtherance of the Public Offering. In addition, the Public Offering must be registered in each individual state in which the Company offers and sells Common Shares. Most of such states, under their respective “blue sky” securities laws, generally require that issuers conducting public offerings conform to certain specific requirements set forth in the NASAA Omnibus Guidelines. NASAA developed the Omnibus Guidelines in part to provide some level of uniformity to the registration requirements among the individual states and generally relate to, among other things, corporate governance and shareholder protection matters.
The Company’s authorization to offer and sell Common Shares in certain states has been conditioned upon the Company’s undertaking to implement the terms contemplated in the Second Amended and Restated Declaration of Trust and thereby conform the Current Declaration of Trust to certain requirements under the Omnibus Guidelines. In order to comply with such undertaking, the Board has determined that the proposed revisions in the Second Amended and Restated Declaration of Trust are desirable and should be approved by the Company’s shareholders. If this proposal is approved by the shareholders at the Special Meeting, the Second Amended and Restated Declaration of Trust will become effective on the date on which the SEC declares the Company’s Form N-2 Registration Statement effective.

Description of the Proposed Second Amended and Restated Declaration of Trust
The proposed revisions in the Second Amended and Restated Declaration of Trust include, among other immaterial conforming changes:
•	Additional defined terms under Section 1.3, including “Acquisition Expenses,” “Acquisition Fees,” “Affiliate,” “Controlling Person,” and “program,” among others.
•	A discussion of the Board’s supervisory role of Kennedy Lewis Capital Holdings LLC (the “Advisor”) and Kennedy Lewis Management LP in its role as administrator to the Company (the “Administrator”).
•	A discussion of certain transactions that could create a conflict of interest where the transaction is between the Company and the Advisor or the Advisor’s affiliates.
•
A specific list of actions that shareholders may take, without the concurrence of the Board, including modifying the Second Amended and Restated Declaration of Trust, removing the Advisor, selling all or substantially all of the Company’s assets other than in the ordinary course of business, or electing Trustees at an annual meeting.

•
A limitation on the ability of the Advisor, Trustees and affiliates of the Advisor to vote or consent on shareholder proposals related to the removal of the Advisor, Trustee(s), or any of the Advisor’s affiliates or any transaction between the Company and any affiliate.

The foregoing summary descriptions of the proposed revisions included in the Second Amended and Restated Declaration of Trust are qualified in their entirety by Appendix A to this proxy statement.
Board Consideration
At a meeting of the Board held on October 27, 2023, the Board approved the Second Amended and Restated Declaration of Trust. In reaching a decision to approve the Second Amended and Restated Declaration of Trust, the Board considered, among other things, the fact that the changes contemplated in the Second Amended and Restated Declaration of Trust are necessary for the Company to obtain approval from each of the fifty states in order to commence its Public Offering and that the proposed changes would have little impact on the investment advisory and administrative services being provided to the Company or on the operational aspects of the Company. Based on its review and discussion of the Second Amended and Restated Declaration of Trust, the Board determined that adoption of the Second Amended and Restated Declaration of Trust was in the best interests of the Company’s shareholders. The Board then directed that the Second Amended and Restated Declaration of Trust be submitted to the shareholders for approval at the Special Meeting with the Board’s recommendation that the shareholders vote to approve the proposed Second Amended and Restated Declaration of Trust.
Required Vote
The affirmative vote of the holders entitled to cast a majority of the votes of all issued and outstanding Common Shares as of the Record Date is required to approve the Second Amended and Restated Declaration of Trust. For purposes of the vote on the Second Amended and Restated Declaration of Trust, abstentions and broker non-votes will have the same effect as votes against this proposal, although they will be considered present for the purpose of determining the presence of a quorum.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE SECOND AMENDED AND RESTATED DECLARATION OF TRUST

PROPOSAL 2: APPROVAL OF THE PROPOSED AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT
The Company is currently a party to that certain investment advisory agreement dated January 5, 2023 with the Advisor (the “Current Investment Advisory Agreement”). In connection with the Public Offering, shareholders of the Company are being asked to approve certain amendments to the Current Investment Advisory Agreement (the “Amended and Restated Investment Advisory Agreement”) for the purpose of conforming the Current Investment Advisory Agreement to requirements set forth in the NASAA Omnibus Guidelines. A copy of the current form of the Current Investment Advisory Agreement was filed with the SEC on January 13, 2023 as Exhibit 10.1 to the Form 10 Registration Statement, which is available at www.sec.gov. A copy of the form of the Amended and Restated Investment Advisory Agreement, which is marked to show the changes against the Current Investment Advisory Agreement is attached as Appendix B to this proxy statement.
Reason for the Amended and Restated Investment Advisory Agreement
The Common Shares are registered with the SEC under the Exchange Act and the Company has filed with the SEC the Form N-2 Registration Statement to register the Common Shares under the Securities Act in furtherance of the Public Offering. In addition, the Public Offering must be registered in each individual state in which the Company offers and sells Common Shares. Most of such states, under their respective “blue sky” securities laws, generally require that issuers conducting public offerings conform to certain specific requirements set forth in the NASAA Omnibus Guidelines. NASAA developed the Omnibus Guidelines in part to provide some level of uniformity to the registration requirements among the individual states and generally relate to, among other things, corporate governance and shareholder protection matters.
The Company’s authorization to offer and sell Common Shares in certain states has been conditioned upon the Company’s undertaking to implement the Amended and Restated Investment Advisory Agreement and thereby conform the Current Investment Advisory Agreement to certain requirements under the Omnibus Guidelines. In order to comply with such undertaking, the Board has determined that the Amended and Restated Investment Advisory Agreement is in the best interest of the Company and its shareholders and should be approved by the Company’s shareholders. If this proposal is approved by the shareholders at the Special Meeting, the Amended and Restated Investment Advisory Agreement will become effective on the date on which the SEC declares the Company’s Form N-2 Registration Statement effective.
Description of the Amended and Restated Investment Advisory Agreement
The Amended and Restated Investment Advisory Agreement would include, among other immaterial conforming changes:
•	The removal of overhead expenses (including rent, office equipment and utilities) from costs and expenses of the Advisor that may be borne by the Company.
•	The authorization of the Advisor to employ a broker-dealer to execute the purchase and sale of the Company’s Common Shares and a discussion of related services and fees.
•
The prohibition of the Advisor to receive, accept, or enter into a transaction that would circumvent or violate any applicable federal or state securities laws governing conflicts of interest, investment restrictions, restrictions against dealing with affiliates or promoters, or any other arrangements that would circumvent Section V.G of the Omnibus Guidelines.

This summary description of the Amended and Restated Investment Advisory Agreement is qualified in its entirety by Appendix B to this proxy statement.
Board Consideration
At a meeting of the Board held on October 27, 2023, the Board approved the Amended and Restated Investment Advisory Agreement. Certain representatives of the Advisor participated in the meeting in part. At the Board meeting, the Board, including all of the Independent Trustees (i.e., members of the Board who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act), unanimously approved the Amended and Restated Investment Advisory Agreement. In reaching its decision to approve the Amended and Restated Investment Advisory Agreement, the Board, including all of the Independent Trustees reviewed information, which had been furnished by the Advisor at the request of the Company’s counsel, on behalf of the Independent Trustees. In reaching a decision to approve the Amended and Restated Investment Advisory Agreement, the Board considered, among other things, that the required changes requested by certain state securities regulators would have minimal impact on the investment advisory services provided by the Advisor. The Board also noted that the Amended and Restated Investment Advisory Agreement would retain the existing fee structure under the applicable Current Investment Advisory Agreement.
Required Vote
The affirmative vote of a “majority of the outstanding voting securities” of the Company (as defined under the 1940 Act) is required to approve the Investment Advisory Agreement Proposal. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Company present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting or (b) more than 50% of the outstanding shares of the Company. Abstentions and broker non-votes, if any, will have the effect of a vote against the Investment Advisory Agreement Proposal.
THE BOARD, INCLUDING EACH OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED
INVESTMENT ADVISORY AGREEMENT.

The Board is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.
ADVISOR AND ADMINISTRATOR
Set forth below are the names and addresses of the Company’s Advisor and Administrator:
ADVISOR	ADMINISTRATOR
Kennedy Lewis Capital Holdings LLC 225 Liberty St. Suite 4210 New York, NY 10281	Kennedy Lewis Management LP 225 Liberty St. Suite 4210 New York, NY 10281
PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD BY RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD. NO POSTAGE IS REQUIRED
IF MAILED IN THE UNITED STATES.

Appendix A
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KENNEDY LEWIS CAPITAL COMPANY

SECOND AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

Dated as of  ~~December 14~~  [  ],  ~~2022~~  2023

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KENNEDY LEWIS CAPITAL COMPANY
SECOND AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
WHEREAS, the initial Declaration of Trust of Kennedy Lewis Capital Company (the “Company”) was entered into as of February 10, 2022, and was subsequently amended and restated by the Amendment and Restated Declaration of Trust of the Company dated as of December 14, 2022 (the “Existing Declaration of Trust”); and
WHEREAS, the parties now desire to amend and restate the Existing Declaration of Trust as hereinafter set forth;
NOW, THEREFORE, the parties hereby agree as follows:
 ~~Article I~~  ARTICLE I
The Trust
Section 1.1 Name. This Trust shall be known as the “Kennedy Lewis Capital Company,” and the Trustees shall conduct the business of the Trust under that name or any other name or names as they may from time to time determine. Any name change shall become effective upon the execution by a majority of the then Trustees of an instrument setting forth the new name and the filing of a certificate of amendment pursuant to Section 3810(b) of the Delaware Statutory Trust Statute (as defined below). Any such instrument shall not require the approval of the Shareholders, but shall have the status of an amendment to this Declaration.
Section 1.2 Trust Purpose. The purpose of the Trust is to conduct, operate and carry on the business of a  ~~business development company~~  BDC within the meaning of the 1940 Act (as defined below). In furtherance of the foregoing, it shall be the purpose of the Trust to do everything necessary, suitable, convenient or proper for the conduct, promotion and attainment of any businesses and purposes which at any time may be incidental or may appear conducive or expedient for the accomplishment of the business of a  ~~business development company~~  BDC regulated under the 1940 Act and which may be engaged in or carried on by a trust organized under the Delaware Statutory Trust Statute, and in connection therewith the Trust shall have the power and authority to engage in the foregoing and may exercise all of the powers conferred by the laws of the State of Delaware upon a Delaware statutory trust.
Section 1.3 Definitions. As used in this Declaration, the following terms shall have the following meanings:
The “1940 Act” refers to the Investment Company Act of 1940 and the rules and regulations promulgated thereunder and exemptions granted therefrom, as amended from time to time.
The terms “ ~~Affiliated Person   ”, “~~  Assignment”, “Commission”, “Independent Trustee”, “Interested Person” and “Principal Underwriter” shall have the meanings given them in the 1940 Act.
“Acquisition Expenses” means expenses, including but not limited to legal fees and expenses, travel and communication expenses, costs regarding determination of creditworthiness and due diligence on prospective portfolio holding companies, non-refundable option payments on assets not acquired, accounting fees and expenses, and miscellaneous expenses relating to the initial purchase or acquisition of assets, whether or not acquired.
“Acquisition Fees” means any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Company or the Advisor) in connection with the initial purchase or acquisition of assets by the Company. Included in the computation of such fees or commissions shall be any commission, selection fee, supervision fee, financing fee, non-recurring management fee or any fee of a similar nature, however designated.
“Advisor”  ~~shall mean~~  means Kennedy Lewis Capital Holdings LLC or an affiliated successor in interest thereto. If the Advisor no longer serves as the investment advisor to the Trust, the rights of the Advisor in this Declaration will become the rights of the Trustees.
“Advisory Agreement” means the Amended and Restated Investment Advisory Agreement between the Company and the Advisor dated as of the [ ] day of [ ], 202[3].

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“Affiliate” or “Affiliated” means (subject to the limits under the 1940 Act or an exemptive order from the Commission, as each may be applicable) with respect to any specified Person:
(a) any other Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10%) or more of the outstanding voting securities of such specified Person;
(b) any other Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such specified Person;
(c) any other Person directly or indirectly controlling, controlled by or under common control with such specified Person;
(d) any officer, director, trustee, partner, copartner or employee of such specified Person; and
(e) if such specified Person is an investment company, any investment adviser thereof or any member of an advisory board thereof.
“assessment” means an additional amount of capital that may be mandatorily required of, or paid voluntarily by, a Shareholder beyond his or her subscription commitment excluding deferred payments.
“Board of Trustees”  ~~shall~~and “Board” mean the Trustees collectively.
“BDC” means business development company.
“By-Laws”  ~~shall mean~~  means the By-Laws of the Trust as amended from time to time by the Trustees.
“capital contribution” means the total investment, including the original investment and amounts reinvested pursuant to a distribution reinvestment plan in a program by a participant, or by all participants, as the case may be. Unless otherwise specified, capital contributions shall be deemed to include principal amounts to be received on account of deferred payments.
“cash available for distribution” means Cash Flow plus cash funds available for distribution from Company reserves less amounts set aside for restoration or creation of reserves.
“Cash Flow” means Company cash funds provided from operations, without deduction for depreciation, but after deducting cash funds used to pay all other expenses, debt payments, capital improvements and replacements. Cash withdrawn from reserves is not Cash Flow.
“Code”  ~~shall mean~~  means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
“Commission”  ~~shall mean~~  means the U.S. Securities and Exchange Commission.
“Common Shares” means the transferable units of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Common Shares. In addition, Common Shares also means any preferred shares or preferred units of beneficial interest which may be issued from time to time, as described herein. All references to Common Shares shall be deemed to be Common Shares of any or all series or classes as the context may require.
“Continuing Trustee”  ~~shall mean~~  means any member of the Board of Trustees who either (a) has been a member of the Board of Trustees for a period of at least thirty-six months (or since the date hereof, if less than thirty-six months) or (b) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees.
“Controlling Person” means (subject to the limits under the 1940 Act or an exemptive order from the Commission, as each may be applicable), all Persons, whatever their titles, who perform functions for the Advisor similar to those of: (a) chairman or member of a board of directors; (b) executive officers; and (c) those holding ten percent or more equity interest in the Advisor or a Person having the power to direct or cause the direction of the Advisor, whether through the ownership of voting securities, by contract, or otherwise.
“Declaration”  ~~shall mean~~  means this Second Amended and Restated Agreement and Declaration of Trust, as may be further amended, supplemented or amended and restated from time to time.

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“
Delaware General Corporation Law
”  ~~shall mean~~  means the Delaware General Corporation Law, 8 Del. C. § 100, et seq., as amended from time to time.
“Delaware Statutory Trust Statute”  ~~shall mean~~  means the provisions of the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq., as such Act may be amended from time to time.
“Delaware Trustee”  ~~shall mean~~  means Wilmington Trust, National Association, a national banking association (including any successor trustee appointed in accordance with Section 12.615.6 of this Declaration).
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exchange Listing” and “Listing” shall mean the  ~~quotation or~~   listing of the  ~~Trust’s securities~~  Common Shares (or any successor thereof) on a national securities exchange  ~~(including through an~~   or national securities association registered with the Commission or the receipt by the Shareholders of Securities that are approved for trading on a national securities exchange or national securities association registered with the Commission in exchange for the Common Shares. The term “Listed” shall have the correlative meaning. With regard to the Common Shares, upon commencement of trading of the Common Shares on a national securities exchange or national securities association registered with the Commission, the Common Shares shall be deemed Listed.
“Front End Fees” means fees and expenses paid by any party for any services rendered to organize the Company and to acquire initial assets for the Company, including Organization and Offering Expenses, Acquisition Fees, Acquisition Expenses, and any other similar fees, however designated by the Board.
“Independent Expert” means a Person with no material current or prior business or personal relationship with the Advisor, who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Company, and who is qualified to perform such work.
“IPO” means initial public offering ~~)~~  .
“Investment in program assets” means the amount of capital contributions actually paid or allocated to the purchase or development of assets acquired by the program (including working capital reserves allocable thereto, except that working capital reserves in excess of three percent shall not be included) and other cash payments such as interest and taxes, but excluding front-end fees.
“Liquidity Event” shall mean (1) an  ~~initial public offering (“   IPO   ”) of the Shares, (2) an~~   Exchange Listing, or ( ~~3~~  2) a  ~~Sale~~  Sales Transaction.
“Majority Shareholder Vote”  ~~shall mean~~  means a vote of “a majority of the outstanding voting securities” (as such term is defined in the 1940 Act) of the Trust with each class and series of Common Shares voting together as a single class, except to the extent otherwise required by the 1940 Act or this Declaration with respect to any one or more classes or series of Common Shares, in which case the applicable proportion of such classes or series of Common Shares voting as a separate class or series, as the case may be, also will be required.
“Omnibus Guidelines” means the Omnibus Guidelines Statement of Policy adopted by the North American Securities Administrators Association on March 29, 1992, and as amended on May 7, 2007, and from time to time.
“Organization and Offering Expenses” means any and all costs and expenses incurred by and to be paid from the assets of the Company in connection with and in preparing for the formation, qualification and registration of the Company, and the marketing and distribution of Common Shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving, amending, supplementing, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow agents or holders, depositories, experts, fees, expenses and taxes related to the filing, registration and qualification of the sale of the Common Shares under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees.

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“
Person
”  ~~shall mean and include~~  means and includes individuals, corporations, partnerships, trusts, limited liability companies, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.
“program” means a limited or general partnership, joint venture, unincorporated association or similar organization other than a corporation formed and operated for the primary purpose of investment in and the operation of or gain from and interest in the assets to be acquired by such entity. A program shall not include (and nothing in this Declaration shall prevent) investments by the Company directly in a master fund in a master/feeder structure permissible under the 1940 Act. A program shall not include an Eligible Portfolio Company as defined by the 1940 Act.
“Roll-Up Entity” means a partnership, trust, corporation, or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.
“Roll-Up Transaction” means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and the issuance of securities of a Roll-Up Entity to the Shareholders. Such term does not include:
(a) a transaction involving Securities of the Company that have been Listed for at least twelve (12) months; or
(b) a transaction involving the conversion to another corporate form or to a trust or association form of only the Company, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:
(i) Shareholders’ voting rights;
(ii) the term of existence of the Company;
(iii) Advisor compensation; or
(iv) the Company’s investment objective.
“Sale Transaction” means (a) the sale of all or substantially all of the Trust’s assets to, or other liquidity event with, another entity or (b) a transaction or series of transactions, including by way of merger, consolidation, recapitalization, reorganization, or sale of stock in each case for consideration of either cash and/or publicly listed securities of the acquirer. A Sale Transaction also may include a sale, merger or other transaction with one or more affiliated investment companies managed by the Advisor.
“Securities” means the Common Shares, any other shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing if and only if any such item is treated as a “security” under the Exchange Act, or applicable state securities laws.
“Securities Act”  ~~shall mean~~  means the Securities Act of 1933, as amended.
“Shareholders”  ~~shall mean~~  means as of any particular time the holders of record of outstanding Common Shares of the Trust, at such time.
 ~~“   Shares   ” shall mean the transferable units of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares. In addition, Shares also means any preferred shares or preferred units of beneficial interest which may be issued from time to time, as described herein. All references to Shares shall be deemed to be Shares of any or all series or classes as the context may require.~~
“specified asset program” means a program where, at the time a securities registration is ordered effective, at least 75% of the net proceeds from the sale of program interests are allocable to the purchase, construction,

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renovation, or improvement of individually identified assets or assets that provide a reasonably objective basis in conformity with the Guidelines of the American Institute of Certified Public Accountants to allow the issuance of prospective financial statements. Reserves shall not be included in the 75%.
“Sponsor” means any person directly or indirectly instrumental in organizing, wholly or in part, a program or any Person who will control, manage or participate in the management of a program, and any affiliate of such person. Not included is any Person whose only relation with the program is that of an independent manager of a portion of program assets, and whose only compensation is as such. “Sponsor” does not include wholly independent third parties such as attorneys, accountants, and underwriters whose only compensation is for professional services rendered in connection with the offering of program interests. A Person may also be deemed a Sponsor of the program by:
(a) taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the program, either alone or in conjunction with one or more other persons;
(b) receiving a material participation in the program in connection with the founding or organizing of the business of the program, in consideration of services or property, or both services and property;
(c) having a substantial number of relationships and contacts with the program;
(d) possessing significant rights to control program properties;
(e) receiving fees for providing services to the program which are paid on a basis that is not customary in the industry; or
(f) providing goods or services to the program on a basis which was not negotiated at arm’s length with the program.
“Trust”  ~~shall mean~~  or “Company” means the trust governed by this Declaration and the By-Laws, as amended from time to time, inclusive of each such amendment.
“Trust Property”  ~~shall mean~~  means as of any particular time any and all property, real or personal, tangible or intangible, which at such time is owned or held by or for the account of the Trust or the Trustees in such capacity.
“Trustees”  ~~shall mean~~  means the signatories to this Declaration (but for purposes of this Declaration shall not be deemed to include the Delaware Trustee), so long as they shall continue in office in accordance with the terms hereof, and all other persons who at the time in question have been duly elected or appointed and have qualified as Trustees in accordance with the provisions hereof and are then in office.
 ~~Article II~~  ARTICLE II
Board of Trustees
Section2.1 Number and Qualification. As of the date hereof, the number of Trustees shall be five and the Trustees, as of the date hereof, shall be the signatories hereto. Thereafter, the number of Trustees shall be determined by a majority of the Trustees then in office in accordance with the Trust’s By-Laws, provided that the number of Trustees shall never be  ~~no~~   less than  ~~one~~  three (3), except for a period of up to sixty (60) days after the death, removal or resignation of a Trustee pending the election of such Trustee’s successor. No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term. Trustees need not own Common Shares and may succeed themselves in office.
Section 2.2 Initial Term; Term and Election; Classification of the Board of Trustees. Prior to an Exchange Listing, the Board of Trustees shall consist of one class. Immediately prior to an Exchange Listing, the Board of Trustees shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of all Class I, Class II and Class III Trustees shall expire one year, two years and three years, respectively, from the date on which the Board of Trustees was classified. In all cases, each Trustee’s term shall extend until his or her successor shall be elected and shall qualify or until his or her earlier death, resignation, retirement, disqualification or removal. Additional positions on the Board of Trustees resulting from an increase in the number of Trustees shall be apportioned among the classes as equally as possible. At each meeting of Shareholders, a number of Trustees equal to the number of Trustees of the class whose term expires at the time of such meeting (or, if less, the number of Trustees properly nominated and qualified for election) shall be elected to

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hold office until the three (3) year anniversary of such election. At each election, Trustees chosen to succeed those whose terms then expire shall be of the same class as the Trustees they succeed, unless by reason of any intervening changes in the authorized number of Trustees, the Board shall designate one or more Trustees positions whose term then expires as Trustees positions of another class in order to more nearly achieve equality of number of Trustees among the classes. Notwithstanding that the three classes shall be as nearly equal in number of Trustees as possible, in the event of any change in the authorized number of Trustees, each Trustee then continuing to serve as such shall nevertheless continue as a Trustee of the class of which such Trustee is a member until the expiration of his or her current term, or his or her prior death, resignation or removal. If any newly created Trustee position may, consistently with the provision that the three classes shall be as nearly equal in number of Trustees as possible, be allocated to any class, the Board of Trustees shall allocate it to that of the available class whose term of office is due to expire at the earliest date following such allocation.
Section 2.3
Resignation and Removal
. Any of the Trustees may resign their trust (without need for prior or subsequent accounting) by an instrument in writing signed by such Trustee and delivered or mailed to the Trustees or the Chairperson, if any, the President or the Secretary and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than the minimum number required by Section 2.1 hereof) for cause only, and not without cause, and only by action taken by a majority of the remaining Trustees (or in the case of the removal of a Trustee that is not an “interested person” as defined in the 1940 Act a majority of the remaining Trustees that are not “interested persons” as defined in the 1940 Act) and by the holders of at least 66 2/3% of the Common Shares then entitled to vote in an election of such Trustee. Upon the resignation or removal of a Trustee, each such resigning or removed Trustee shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of such resigning or removed Trustee. Upon the incapacity or death of any Trustee, such Trustee’s legal representative shall execute and deliver on such Trustee’s behalf such documents as the remaining Trustees shall require as provided in the preceding sentence. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following the effective date of his resignation or removal, or any right to damages on account of a removal.
Section 2.4 Vacancies. Whenever a vacancy in the Board of Trustees shall occur, the remaining Trustees may fill such vacancy by appointing an individual having the qualifications described in this Article by a written instrument signed by a majority of the Trustees then in office or may leave such vacancy unfilled or may reduce the number of Trustees; provided the aggregate number of Trustees after such reduction shall not be less than the minimum number required by Section 2.1 hereof; provided, further, that if the Shareholders of any class or series of Common Shares are entitled separately to elect one or more Trustees, a majority of the remaining Trustees or the sole remaining Trustee elected by that class or series may fill any vacancy among the number of Trustees elected by that class or series. Any vacancy created by an increase in Trustees may be filled by the appointment of an individual having the qualifications described in this Article made by a written instrument signed by a majority of the Trustees then in office. Any Trustee elected to fill a vacancy will serve for the remainder of the full term of the Trustee for whom the vacancy occurred and until a successor is elected and qualified. No vacancy shall operate to annul this Declaration or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.
Section 2.5 Meetings. Meetings of the Trustees shall be held from time to time upon the call of the Chairperson, if any, or the President or a majority of the entire Board of Trustees. Regular meetings of the Trustees may be held without call or notice at a time and place fixed by the By-Laws, the Chairperson, President or by resolution or consent of the Trustees. Notice of any other meeting shall be given by the Secretary and shall be delivered to the Trustees orally or via electronic transmission not less than 24 hours, or in writing not less than 48 hours, before the meeting, but may be waived in writing by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been properly called or convened. Any time there is more than one Trustee, a quorum for all meetings of the Trustees shall be a majority

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of the entire Board of Trustees. Unless provided otherwise in this Declaration and except as required under the 1940 Act, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent of a majority of the Trustees.
Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be a majority of the members thereof. Unless provided otherwise in this Declaration, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent as provided in Section 2.6.
With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons in any action to be taken may be counted for quorum purposes under this Section 2.5 and shall be entitled to vote to the extent not prohibited by the 1940 Act.
All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other; participation in a meeting pursuant to any such communications system shall constitute presence in person at such meeting.
Section 2.6 Trustee Action by Written Consent. Any action which may be taken by Trustees by vote may be taken without a meeting if that number of the Trustees, or members of a committee, as the case may be, required for approval of such action at a meeting of the Trustees or of such committee consent to the action in writing and the written consents are filed with the records of the meetings of Trustees. Such consent shall be treated for all purposes as a vote taken at a meeting of Trustees.
Section 2.7 Officers. The Trustees shall elect a President, Chief Financial Officer, Chief Compliance Officer, one or more Vice Presidents, Secretary and Treasurer and may elect a Chairperson who shall serve at the pleasure of the Trustees or until their successors are elected. The Trustees may elect or appoint or may authorize the Chairman, if any, or President to appoint such other officers or agents with such powers as the Trustees may deem to be advisable. A Chairperson shall, and the President, Chief Financial Officer, Chief Compliance Officer, one or more Vice Presidents, Secretary and Treasurer may, but need not, be a Trustee. All officers shall owe to the Trust and its Shareholders the same fiduciary duties (and only such fiduciary duties) as owed by officers of corporations to such corporations and their stockholders under the Delaware General Corporation Law.
Section 2.8 Principal Transactions. Except to the extent prohibited by applicable law, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any Affiliated Person of the Trust, investment advisor, investment sub-advisor, distributor or transfer agent for the Trust or with any Interested Person of such Affiliated Person or other person; and the Trust may employ any such Affiliated Person or other person, or firm or company in which such Affiliated Person or other person is an Interested Person, as broker, legal counsel, registrar, investment advisor, investment sub-advisor, distributor, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.
 ~~Article III~~  ARTICLE III
Powers and Duties of Trustees
Section 3.1 General. The Trustees shall owe to the Trust and its Shareholders the same fiduciary duties (and only such fiduciary duties) as owed by directors of corporations to such corporations and their stockholders under the Delaware General Corporation Law. The Trustees may perform such acts as in their sole discretion are proper for conducting the business of the Trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.
Section 3.2 Investments. Unless otherwise determined by the Board of Trustees, the Trust’s investment objectives are to maximize the total return to its shareholders in the form of current income and capital appreciation. The Trustees shall have power with respect to the Trust to manage, conduct, operate and carry on the business of a  ~~business development company~~  BDC.

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Section 3.3
Legal Title
. Legal title to all the Trust Property shall be vested in the Trust as a separate legal entity except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of any other Person as nominee, custodian or pledgee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is appropriately protected.
To the extent any Trust Property is titled in the name of one or more Trustees, the right, title and interest of such Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee upon his due election and qualification. Upon the ceasing of any person to be a Trustee for any reason, such person shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.
Section 3.4
Issuance and Repurchase of
Common Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in, Common Shares, including Common Shares in fractional denominations, and, subject to the more detailed provisions set forth in Article VIII, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Common Shares any funds or property. The Trustees may establish, from time to time, a program or programs by which the Trust voluntarily repurchases Common Shares from the Shareholders; provided, however, that such repurchases do not impair the capital or operations of the Trust.
Section 3.5 Borrow Money or Utilize Leverage. The Trustees shall have the power to cause the Trust to borrow money or otherwise obtain credit or utilize leverage to the maximum extent permitted by law or regulation as such may be needed from time to time and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust, including the lending of portfolio securities, and to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other person, firm, association or corporation. In addition and notwithstanding any other provision of this Declaration, the Trust is hereby authorized to borrow funds, incur indebtedness and guarantee obligations of any Person, and in connection therewith, to the fullest extent permitted by law, the Trustees, on behalf of the Trust, are hereby authorized to pledge, hypothecate, mortgage, assign, transfer or grant security interests in or other liens on the Shareholders’ subscription agreements and any other assets, rights or remedies of the Trust or of the Trustees hereunder or under the subscription agreements. Notwithstanding any provision in this Declaration, the Trust may borrow funds, incur indebtedness and enter into guarantees together with one or more Persons on a joint and several basis or on any other basis that the Board of Trustees, in its sole discretion, determines is fair and reasonable to the Trust. All rights granted to a lender pursuant to this Section 3.5 shall apply to its agents and its successors and permitted assigns.
Section 3.6 Delegation; Committees. The Trustees shall have the power to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things, including any matters set forth in this Declaration, and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient. The Trustees may designate one or more committees which shall have all or such lesser portion of the authority of the entire Board of Trustees as the Trustees shall determine from time to time except to the extent action by the entire Board of Trustees or particular Trustees is required by the 1940 Act.
Section 3.7 Collection and Payment. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property or the Trust, the Trustees or any officer, employee or agent of the Trust; to prosecute, defend, compromise or abandon any claims relating to the Trust Property or the Trust, or the Trustees or any officer, employee or agent of the Trust; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.
Section 3.8     ~~By-Laws    . The Trustees shall have the exclusive authority to adopt and from time to time amend or repeal By-Laws for the conduct of the business of the Trust.~~
Section 3.9Section 3.8 Miscellaneous Powers. Without limiting the general or further powers of the Trustees, they shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisors, distributors, selected dealers or independent contractors of the Trust

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against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (d) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (e) make donations, irrespective of benefit to the Trust, for charitable, religious, educational, scientific, civic or similar purposes; (f) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including without limitation any advisor, administrator, manager, transfer agent, custodian, distributor or selected dealer, or any other person as the Trustees may see fit to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; and (h) determine and change the fiscal year of the Trust and the method in which its accounts shall be kept.
Section 3.10Section 3.9 Further Powers. The Trustees shall have the power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.
Section 3.11Section 3.10 Sole Discretion; Good Faith; Corporate Opportunities of Advisor.
(a) Notwithstanding any other provision of this Declaration or otherwise applicable law, whenever in this Declaration the Trustees are permitted or required to make a decision:
(i) in their “discretion” or under a grant of similar authority, the Trustees shall be entitled to consider such interests and factors as they desire, including their own interest, and, to the fullest extent permitted by applicable law, including such Trustees’ fiduciary duties under Delaware law, shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or
(ii) in their “good faith” or under another express standard, the Trustees shall act under such express standard and shall not be subject to any other or different standard, provided that such standard is consistent with such Trustees’ fiduciary duties under Delaware law.
(b) The Advisor and any Affiliated Person of the Advisor may engage in or possess an interest in other profit-seeking or business ventures of any nature or description, independently or with others, whether or not such ventures are competitive with the Trust and the doctrine of corporate opportunity, or any analogous doctrine. To the extent that the Advisor acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Trust, it shall not have any duty to communicate or offer such opportunity to the Trust, subject to the requirements of the 1940 Act, the  ~~Investment~~   Advisers Act  ~~of 1940~~  , as amended, and any applicable co-investment order issued by the Commission, and the Advisor shall not be liable to the Trust or to the Shareholders for breach of any fiduciary or other duty by reason of the fact that the Advisor pursues or acquires for, or directs such opportunity to, another Person or does not communicate such opportunity or information to the Trust. Neither the Trust nor any Shareholder shall have any rights or obligations by virtue of this Declaration or the trust relationship created hereby in or to such independent ventures or the income or profits or losses derived therefrom, and the pursuit of such ventures, even if competitive with the activities of the Trust, shall not be deemed wrongful or improper.
Section 3.11 Determinations by the Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Trustees consistent with this Declaration shall be final and conclusive and shall be binding upon the Company and every Shareholder: (i) the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption or repurchase of its Common Shares or the payment of other distributions on its Common Shares; (ii) the amount of stated capital, capital surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (iii) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not

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any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (iv) any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of Common Shares of the Company; (v) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company or any Common Shares of the Company; (vi) any matter relating to the acquisition, holding and disposition of any assets by the Company; or (vii) any other matter relating to the business and affairs of the Company or required or permitted by applicable law, this Declaration or the Bylaws or otherwise to be determined by the Board provided, however, that any determination by the Board as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Trustee shall be liable for making or failing to make such a determination in accordance with this Section 3.12.
 ~~Article IV~~  ARTICLE IV
Fees and Expenses; Advisory, Management and Distribution Arrangements
Section 4.1 Expenses.
(a) The Trustees shall have power to incur and pay out of the assets or income of the Trust any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and the business of the Trust, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees.
(b) The Trust shall bear and be responsible for all costs and expenses of the Trust’s operations, administration and transactions, including, but not limited to fees and expenses paid for investment advisory, administrative or other services and all other expenses of its operations and transactions.
Section 4.2 Advisory and Management Arrangements. Subject to the requirements of applicable law as in effect from time to time, the Trustees may in their discretion from time to time enter into advisory, administration or management contracts (including, in each case, one or more sub-advisory, sub-administration or sub-management contracts) whereby the other party to any such contract shall undertake to furnish such advisory, administrative and management services with respect to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of this Declaration, the Trustees may authorize any advisor, administrator or manager (subject to such general or specific instructions as the Trustees may from time to time adopt) to exercise any of the powers of the Trustees, including to effect investment transactions with respect to the assets on behalf of the Trust to the full extent of the power of the Trustees to effect such transactions or may authorize any officer, employee or Trustee to effect such transactions pursuant to recommendations of any such advisor, administrator or manager (and all without further action by the Trustees) Any such investment transaction shall be deemed to have been authorized by all of the Trustees.
Section 4.3 Supervision of Advisor and Administrator.
(a) Subject to the requirements of the 1940 Act, the Board of Trustees may exercise broad discretion in allowing the Advisor and, if applicable, an Administrator, to administer and regulate the operations of the Company, to act as agent for the Company, to execute documents on behalf of the Company and to make executive decisions that conform to general policies and principles established by the Board. The Board shall monitor the Advisor, or if any, the Administrator, to assure that the administrative procedures, operations and programs of the Company are in the best interests of the Shareholders and are fulfilled and that (i) the expenses incurred are reasonable in light of the investment performance of the Company, its net assets and its net income, (ii) all Front End Fees shall be reasonable and shall not exceed eighteen percent (18%) of the gross proceeds of any offering, regardless of the source of payment, and (iii) the percentage of gross proceeds of any offering committed to investment shall be at least eighty-two percent (82%). All items of compensation to underwriters or dealers, including, but not limited to, selling commissions, expenses, rights of first refusal, consulting fees, finders’ fees and all other items of compensation of any kind or description paid by the Company, directly or indirectly, shall be taken into consideration in computing the amount of allowable Front End Fees.
(b) The Board of Trustees is responsible for determining that compensation paid to the Advisor is reasonable in relation to the nature and quality of services performed and the investment performance of the Company and that the provisions of the Advisory Agreement are being carried out. The Board may consider all

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factors that they deem relevant in making these determinations. So long as the Company is a BDC under the 1940 Act, compensation to the Advisor shall be considered presumptively reasonable if the incentive fee is limited to the participation in net gains allowed by the Advisers Act.
Section 4.4 Fiduciary Obligations of Advisor. The Advisory Agreement shall provide that the Advisor and Sponsor has a fiduciary responsibility for the safekeeping and use of all funds and assets of the Company, whether or not in the Advisor’s immediate possession or control, and that the Advisor shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Company. The Company shall not permit any Shareholder to contract away any fiduciary obligation owed by the Advisor and Sponsor under common law.
Section 4.5 Experience of Officers and Advisor. The Board of Trustees shall determine the sufficiency and adequacy of the relevant experience and qualifications for the officers of the Company given the business objective of the Company. The Board shall determine whether any Advisor possesses sufficient qualifications to perform the advisory function for the Company and whether the compensation provided for in its contract with the Company is justified.
Section 4.6 Termination of Advisory Agreement. The Advisory Agreement shall provide that it is terminable (a) by the Company upon sixty (60) days’ written notice to the Advisor: (i) upon the affirmative vote of holders of a majority of the outstanding voting securities of the Company entitled to vote on the matter (as “majority” is defined in Section 2(a)(42) of the 1940 Act) or (ii) by the vote of the Independent Trustees; or (b) by the Advisor upon not less than one hundred twenty (120) days’ written notice to the Company, in each case without cause or penalty. In the event of termination, the Advisor will cooperate with the Company and the Board in making an orderly transition of the advisory function. In addition, if the Company elects to continue its operations following termination of the Advisory Agreement by the Advisor, the Advisor shall pay all direct expenses incurred as a direct result of its withdrawal. Upon termination of the Advisory Agreement, the Company shall pay the Advisor all amounts then accrued but unpaid to the Advisor. The method of payment must be fair and protect the solvency and liquidity of the Company. When the termination is voluntary, the method of payment will be presumed to be fair if it provides for a non-interest bearing unsecured promissory note with principal payable, if at all, from distributions which the terminated Advisor otherwise would have received under the applicable agreements among the parties had the Advisor not been terminated. When the termination is involuntary, the method of payment will be presumed to be fair if it provides for an interest bearing promissory note maturing in not more than five years with equal installment each year.
Section 4.3Section 4.7 Distribution Arrangements. Subject to compliance with the 1940 Act, the Trustees may retain underwriters, distributors and/or placement agents to sell Common Shares and other securities of the Trust. The Trustees may in their discretion from time to time enter into one or more contracts, providing for the sale of securities of the Trust, whereby the Trust may either agree to sell such securities to the other party to the contract or appoint such other party its sales agent for such securities. In either case, the contract shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article IV or the By-Laws; and such contract may also provide for the repurchase or sale of securities of the Trust by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements and servicing and similar agreements to further the purposes of the distribution or repurchase of the securities of the Trust.
Section 4.4Section 4.8 Parties to Contract. Any contract of the character described in Sections 4.2 and 4.3 of this Article IV or in Article VII hereof may be entered into with any Person, although one or more of the Trustees, officers or employees of the Trust may be an officer, director, Trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article IV or the By-Laws. The same Person may be the other party to contracts entered into pursuant to Sections 4.2 and 4.3 above or Article VII, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section  ~~4.4~~  4.7.

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ARTICLE V
Investment Objectives and Limitations
Section 5.1 Investment Objective. The Company’s investment objective is to generate current income and, to a lesser extent, long-term capital appreciation. The Trustees shall have power with respect to the Company to manage, conduct, operate and carry on the business of a BDC. The Independent Trustees shall review the investment policies of the Company with sufficient frequency (not less often than annually) to determine that the policies being followed by the Company are in the best interests of its Shareholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board of Trustees.
Section 5.2 Investment in Other Programs.
(a) The Company shall not invest in programs with non-Affiliates that own and operate specific assets, unless the Company, alone or together with any publicly registered Affiliate of the Company meeting the requirements of subsection (b) below, acquires a controlling interest in such a program, but in no event shall the Advisor be entitled to duplicate fees; provided, however that the foregoing is not intended to prevent the Company from carrying out its business of investing and reinvesting its assets in Securities of other issuers. For purposes of this Section 5.2(a), “controlling interest” means an equity interest possessing the power to direct or cause the direction of the management and policies of the program, including the authority to: (i) review all contracts entered into by the Program that will have a material effect on its business or assets; (ii) cause a sale or refinancing of the assets or its interest therein subject, in certain cases where required by the program agreement, to limits as to time, minimum amounts and/or a right of first refusal by the program or consent of the program; (iii) approve budgets and major capital expenditures, subject to a stated minimum amount; (iv) veto any sale or refinancing of the assets, or alternatively, to receive a specified preference on sale or refinancing proceeds; and (v) exercise a right of first refusal on any desired sale or refinancing by the program of its interest in the assets, except for transfer to an Affiliate of the program.
(b) The Company shall have the authority to invest in programs with other publicly registered Affiliates of the Company if all of the following conditions are met: (i) the Affiliate and the Company have substantially identical investment objectives; (ii) there are no duplicate fees to the Advisor; (iii) the compensation payable by the program to the Advisor in each Company that invests in such program is substantially identical; (iv) each of the Company and the Affiliate has a right of first refusal to buy if the other party wishes to sell assets held in the joint venture; (v) the investment of each of the Company and its Affiliate is on substantially the same terms and conditions; and (vi) any prospectus of the Company in use or proposed to be used when such an investment has been made or is contemplated discloses the potential risk of impasse on joint venture decisions since neither the Company nor its Affiliate controls the program, and the potential risk that while the Company or its Affiliate may have the right to buy the assets from the program, it may not have the resources to do so.
(c) The Company shall have the authority to invest in programs with Affiliates other than publicly registered Affiliates of the Company only if all of the following conditions are met: (i) the investment is necessary to relieve the Advisor from any commitment to purchase the assets entered into in compliance with Section 6.1 prior to the closing of the offering period of the Company; (ii) there are no duplicate fees to the Advisor; (iii) the investment of each entity is on substantially the same terms and conditions; (iv) the Company has a right of first refusal to buy if the Advisor wishes to sell assets held in the joint venture; and (v) any prospectus of the Company in use or proposed to be used when such an investment has been made or is contemplated discloses the potential risk of impasse on joint venture decisions.
(d) The Company may be structured to conduct operations through separate single-purpose entities managed by the Advisor (multi-tier arrangements); provided, that the terms of any such arrangements do not result in the circumvention of any of the requirements or prohibitions contained herein or under applicable federal or state securities laws. Any agreements regarding such arrangements shall accompany any prospectus of the Company, if such agreement is then available, and the terms of such agreement shall contain provisions assuring that all of the following restrictions apply: (i) there will be no duplication or increase in Organization and Offering Expenses, fees payable to the Advisor, program expenses or other fees and costs; (ii) there will be no substantive alteration in the fiduciary and contractual relationship between the Advisor, the Company and the Shareholders; and (iii) there will be no diminishment in the voting rights of the Shareholders.

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(e) Other than as specifically permitted in subsections (b), (c) and (d) above, the Company shall not invest in programs with Affiliates.
(f) Unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the Commission, the Company shall be permitted to invest in general partnership interests of limited partnership programs only if the Company, alone or together with any publicly registered Affiliate of the Company meeting the requirements of subsection (b) above, acquires a “controlling interest” as defined in subsection (a) above, the Advisor is not entitled to any duplicate fees, no additional compensation beyond that permitted under applicable law is paid to the Advisor, and the limited partnership program agreement or other applicable agreement complies with this Section 5.2(f).
Section 5.3 Other Goods or Services.
(a) The Company may accept other goods or other services provided by the Advisor in connection with the operation of assets, provided that: (i) the Advisor determines such self-dealing arrangement is in the best interest of the Company; (ii) the terms pursuant to which all such goods or services are provided to the Company by the Advisor shall be embodied in a written contract, the material terms of which must be fully disclosed to the Shareholders; (iii) the written contract may only be modified by vote of a majority of then outstanding Common Shares and (iv) the contract shall contain a clause allowing termination without penalty on sixty (60) days’ prior notice. Without limitation to the foregoing, arrangements to provide such goods or other services must meet all of the following criteria: (X) the Advisor must be independently engaged in the business of providing such goods or services to persons other than its Affiliates and at least thirty-three percent (33%) of the Advisor’s associated gross revenues must come from persons other than its Affiliates; (Y) the compensation, price or fee charged for providing such goods or services must be comparable and competitive with the compensation, price or fee charged by persons other than the Advisor in the same geographic location who provide comparable goods or services which could reasonably be made available to the Company; and (Z) except in extraordinary circumstances, the compensation and other material terms of the arrangement must be fully disclosed to the Shareholders. Extraordinary circumstances are limited to instances when immediate action is required and the goods or services are not immediately available from persons other than the Advisor.
(b) Notwithstanding the foregoing subsection (a)(X), if the Advisor is not engaged in the business to the extent required by such clause, the Advisor may provide to the Company other goods or other services if all of the following additional conditions are met: (i) the Advisor can demonstrate the capacity and capability to provide such goods or services on a competitive basis; (ii) the goods or services are provided at the lesser of cost or the competitive rate charged by persons other than the Advisor in the same geographic location who are in the business of providing comparable goods or services; (iii) the cost is limited to the reasonable necessary and actual expenses incurred by the Advisor on behalf of the Company in providing such goods or services, exclusive of expenses of the type which may not be reimbursed under applicable federal or state securities laws; and (iv) expenses are allocated in accordance with generally accepted accounting principles and are made subject to any special audit required by applicable federal and state securities laws.
ARTICLE VI
Conflicts of Interest
Section 6.1 Sales and Leases to Company. Unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the Commission, the Company shall not purchase or lease assets in which the Advisor or any Affiliate thereof has an interest unless all of the following conditions are met: (a) the transaction is fully disclosed to the Shareholders either in a prospectus or periodic report filed with the Commission or otherwise; and (b) the assets are sold or leased upon terms that are reasonable to the Company and at a price not to exceed the lesser of cost or fair market value as determined by an Independent Expert. Notwithstanding anything to the contrary in this Section 6.1, the Advisor may purchase assets in its own name (and assume loans in connection therewith) and temporarily hold title thereto, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for the Company, or the completion of construction of the assets, provided that all of the following conditions are met: (i) the assets are purchased by the Company at a price no greater than the cost of the assets to the Advisor; (ii) all income generated by, and the expenses associated with, the assets so acquired shall be treated as belonging to the Company; and (iii) there are no other benefits arising out of such transaction to the Advisor.

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Section 6.2 Sales and Leases to the Advisor, Trustees or Affiliates. Unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the Commission, the Company shall not sell assets to the Advisor or any Affiliate thereof unless such sale is duly approved by the holders of more than fifty percent (50%) of the outstanding voting securities of the Company. The Company shall not lease assets to the Advisor or any Trustee or Affiliate thereof unless all of the following conditions are met: (i) the transaction is fully disclosed to the Shareholders either in a periodic report filed with the Commission or otherwise; and (ii) the terms of the transaction are fair and reasonable to the Company.
Section 6.3 Loans. Unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the Commission and except for the advancement of funds pursuant to Section 7.2, no loans, credit facilities, credit agreements or otherwise shall be made by the Company to the Advisor or any Affiliate thereof.
Section 6.4 Commissions on Financing, Refinancing or Reinvestment. Unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the Commission, the Company shall not pay, directly or indirectly, a commission or fee to the Advisor or any Affiliate thereof (except as otherwise specified in this Article X) in connection with the reinvestment of cash available for distribution and available reserves or of the proceeds of the resale, exchange or refinancing of assets.
Section 6.5 Rebates, Kickbacks and Reciprocal Arrangements. The Company shall cause the Advisor to agree that it shall not receive or accept any rebate or give-ups or similar arrangement that is prohibited under applicable federal or state securities laws. The Company shall cause the Advisor to agree that it shall not participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions, or enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. The Company shall cause the Advisor to agree that it shall not directly or indirectly pay or award any fees or commissions or other compensation to any Person engaged to sell Common Shares or give investment advice to a potential Shareholder; provided, however, that this Section 6.5 shall not prohibit the payment to a registered broker-dealer or other properly licensed agent of normal sales commissions or other compensation (including cash compensation and non-cash compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing Common Shares, including out of the Advisor’s own assets, including those amounts paid to the Advisor under the Advisory Agreement.
Section 6.6 Exchanges. The Company may not acquire assets in exchange for Common Shares of the Company without approval of a majority of the Board of Trustees, including a majority of the Independent Trustees with consideration to an independent appraisal of such assets.
Section 6.7 Other Transactions. Unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the Commission, the Company shall not engage in any other transaction with the Advisor or a Trustee or Affiliate thereof unless: (a) such transaction complies with all applicable law and (b) a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from non-Affiliated third parties.
Section 6.8 Lending Practices. On financings made available to the Company by the Advisor, the Advisor may not receive interest in excess of the lesser of the Advisor’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Advisor shall not impose a prepayment charge or penalty in connection with such financings and the Advisor shall not receive points or other financing charges. The Advisor shall be prohibited from providing permanent financing for the Company. For purposes of this Section 6.8, “permanent financing” shall mean any financing with a term in excess of twelve (12) months.
 ~~Article V~~  ARTICLE VII
Limitations of Liability and Indemnification
Section 5.1Section 7.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any

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Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misconduct, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section  ~~5.1~~  7.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.
Section 5.2Section 7.2 Mandatory Indemnification.
(a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee, officer or employee of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misconduct, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.
(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.
(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum

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of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.
(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of Shareholders or Trustees who are not Interested Persons or any other right to which he or she may be lawfully entitled.
(e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.
(f) Any indemnification payable under this section shall be recoverable only out of the net assets of the Company and not from the Shareholders.
Section 7.3 Non-exclusivity. The indemnification and advancement of expenses provided or authorized by this Article VII shall not be deemed exclusive of any other rights, by indemnification or otherwise, to which any Indemnitee may be entitled under the Bylaws, a resolution of Shareholders or Trustees, an agreement or otherwise.
 ~~Section 5.3~~  Section 7.4 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.
 ~~Section 5.4~~  Section 7.5 No Duty of Investigation; No Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, the Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.
Section 5.5Section 7.6 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.
 ~~Article VI~~  ARTICLE VIII
Common
Shares of Beneficial Interest
Section 6.1Section 8.1

~~Beneficial Interest~~  Authorized Common Shares. The beneficial interest in the  ~~Trust~~  Company shall at all times be divided into an unlimited number of  ~~shares of beneficial interest, par value $0.01 per share. Such Shares of beneficial interest may be issued in different classes and/or series of beneficial interests. All Shares issued in accordance with the terms hereof, including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and nonassessable when the consideration determined by the Trustees (if any) therefor shall have been received by the Trust.~~   Common Shares. The Common Shares of the Company shall initially consist of Common Shares, with such par value as may be authorized from time to time by the Trustees in their sole discretion without Shareholder approval. All Common Shares shall be fully paid and nonassessable when issued. Mandatory assessments of Common Shares shall be prohibited and the Company shall not make any mandatory assessment against any Shareholder beyond such Shareholder’s subscription commitment.

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Any different classes or series shall be established and designated, and the variations in the relative rights and preferences as between the different classes shall be fixed and determined, by the Trustees without Shareholder approval. The Trustees may create a class of preferred shares (the “Preferred Shares”) which may be divided into one or more series of Preferred Shares and with such par value as may be authorized from time to time by the Trustees in their sole discretion without Shareholder approval. The Company is authorized to offer and issue an unlimited number of Common Shares and an unlimited number of Preferred Shares.
Section 6.2Section 8.2 Other Securities. The Trustees may, subject to the requirements of the 1940 Act, authorize and issue such other securities of the Trust as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit, including preferred interests, debt securities or other senior securities. To the extent that the Trustees authorize and issue  ~~preferred shares~~  Preferred Shares of any class or series, they are hereby authorized and empowered to amend or supplement this Declaration as they deem necessary or appropriate, including to comply with the requirements of the 1940 Act or requirements imposed by the rating agencies or other Persons, all without the approval of Shareholders. Any such supplement or amendment shall be filed as is necessary. In addition, any such supplement or amendment may set forth the rights, powers, preferences and privileges of such  ~~preferred shares~~  Preferred Shares and any such supplement or amendment shall operate either as additions to or modifications of the rights, powers, preferences and privileges of any such  ~~preferred shares~~  Preferred Shares under this Declaration. To the extent the provisions set forth in such supplement or amendment conflict with the provisions of this Declaration with respect to any such rights, powers and privileges of the  ~~preferred shares~~  Preferred Shares, such amendment or supplement shall control. Except as contemplated by the immediately preceding sentence, this Declaration shall control as to the Trust generally and the rights, powers, preferences and privileges of the other Shareholders of the Trust. The Trustees are also authorized to take such actions and retain such persons as they see fit to offer and sell such securities.
Section 6.3Section 8.3 Rights of Shareholders. The Common Shares shall be personal property giving only the rights in this Declaration specifically set forth. The ownership of the Trust Property of every description and the right to conduct any business herein before described are vested exclusively in the Trust, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Common Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Common Shares. The Common Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights (except as specified by the Trustees when creating the Common Shares, as in  ~~preferred shares~~  Preferred Shares).
Section 6.4Section 8.4 Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a Delaware statutory trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.
Section 6.5Section 8.5 Issuance of
Common
 Shares. The Trustees, in their discretion, may from time to time without vote of the Shareholders issue Common Shares including  ~~preferred shares~~  Preferred Shares that may have been established pursuant to Section  ~~6.2~~  8.1, in addition to the then issued and outstanding Common Shares and Common Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may determine, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. The Trustees may from time to time, without a vote of the Shareholders, divide, reclassify or combine the Common Shares into a greater or lesser number without thereby changing the proportionate beneficial interest in such Common Shares. Issuances and redemptions of Common Shares may be made in whole Common
Shares and/or 1/1,000ths of a Common Share or multiples thereof as the Trustees may determine.
Section 6.6Section 8.6 Register of Common
Shares. A register shall be kept at the offices of the Trust or any transfer agent duly appointed by the Trustees under the direction of the Trustees which shall contain the names and addresses of the Shareholders and the number of Common Shares held by them respectively and a record of all transfers thereof. Separate registers shall be established and maintained for each class or series of Common Shares. Each such register shall be conclusive as to who are the holders of the Common Shares of the applicable class or series of Common Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or

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enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein provided, until he has given his address to a transfer agent or such other officer or agent of the Trustees as shall keep the register for entry thereon. It is not contemplated that certificates will be issued for the Common Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate fees therefore and rules and regulations as to their use.
Section 6.7Section 8.7 Transfer Agent and Registrar. The Trustees shall have power to employ a transfer agent or transfer agents, and a registrar or registrars, with respect to the Common Shares. The transfer agent or transfer agents may keep the applicable register and record therein, the original issues and transfers, if any, of the said Common Shares. Any such transfer agents and/or registrars shall perform the duties usually performed by transfer agents and registrars of certificates of stock in a corporation, as modified by the Trustees.
Section 6.8Section 8.8 Transfer of Common
Shares. Except as otherwise provided by the Trustees, transfers of Common Shares shall be made on the records of the Trust only by the record holder thereof or by its agent thereto duly authorized in writing, upon delivery to the Trustees or a transfer agent of the Trust of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters (including compliance with any securities laws and contractual restrictions) as may reasonably be required. If a transfer is approved by the Trust, upon such delivery the transfer shall be recorded on the applicable register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Common
Shares for all purposes hereof and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.
Any person becoming entitled to any Common Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the applicable register of Common Shares as the holder of such Common Shares upon production of the proper evidence thereof to the Trustees or a transfer agent of the Trust, but until such record is made, the Shareholder of record shall be deemed to be the holder of such for all purposes hereof, and neither the Trustees nor any transfer agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.
Section 6.9Section 8.9 Notices. Any and all notices to which any Shareholder hereunder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the applicable register of the Trust.
Section 6.10Section 8.10 Derivative Actions.
.
(a) No person, other than a Trustee, who is not a Shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Trust. No Shareholder may maintain a derivative action on behalf of the Trust unless holders of at least fifty percent (50%) of the outstanding Common Shares join in the bringing of such action.
(b) In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Statute, a Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) the Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as that term is defined in the Delaware Statutory Trust Statute); and (ii) unless a demand is not required under clause (i) of this paragraph, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. For purposes of this Section  ~~6.10~~  8.10, the Trustees may designate a committee of one or more Trustees to consider a Shareholder demand.
(c) This Section  ~~6.10~~  8.10 shall not apply to any claims, suits, actions, or proceedings brought under federal securities law, or the rules and regulations thereunder.

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 ~~Article VII~~  ARTICLE IX
Custodians
Section 7.1Section 9.1 Appointment and Duties. The Trustees may employ a custodian or custodians meeting the qualifications for custodians for portfolio securities of investment companies contained in the 1940 Act, as custodian with respect to the assets of the Trust. Any custodian shall have authority as agent of the Trust as determined by the custodian agreement or agreements, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-Laws of the Trust and the 1940 Act, including without limitation authority:
(i) to hold the securities owned by the Trust and deliver the same upon written order;
(ii) to receive any receipt for any moneys due to the Trust and deposit the same in its own banking department (if a bank) or elsewhere as the Trustees may direct;
(iii) to disburse such funds upon orders or vouchers;
(iv) if authorized by the Trustees, to keep the books and accounts of the Trust and furnish clerical and accounting services; and
(v) if authorized to do so by the Trustees, to compute the net income or net asset value of the Trust;
all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.
The Trustees may also authorize each custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall meet the qualifications for custodians contained in the 1940 Act.
Section 7.2Section 9.2 Central Certificate System. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, as amended, or such other Person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust.
 ~~Article VIII~~  ARTICLE X
Redemption
Section 8.2Section 10.1 Redemptions. Holders of Common Shares of the Trust shall not be entitled to require the Trust to repurchase or redeem Common Shares of the Trust.
Section 8.2Section 10.2 Disclosure of Holding. The holders of Common Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Common Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code, the 1940 Act or other applicable laws or regulations, or to comply with the requirements of any other taxing or regulatory authority.
Section 8.3Section 10.3 Redemption by Trust. Each Share is subject to redemption (out of the assets of the Trust) by the Trust at the redemption price equal to the then current net asset value per Share of the Trust determined in accordance with Section  ~~9.1~~  10.1 at any time if the Trustees determine in their sole discretion that a Shareholder has breached any of its representations or warranties contained in such Shareholder’s subscription agreement with the Trust, and upon such redemption the holders of the Common Shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.
 ~~Article IX~~  ARTICLE XI
Net Asset Value and Distributions
Section 9.1Section 11.1 Net Asset Value. The net asset value of each outstanding Share of the Trust shall be determined quarterly and at such time or times on such days as the Trustees may determine, in accordance with the

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1940 Act. The method of determination of net asset value shall be determined by the Trustees. The power and duty to make the net asset value calculations may be delegated by the Trustees.
 ~~Section 9.2~~  Section 11.2 Distributions to Shareholders.
(a)  ~~The Trustees may from~~From time to time and not less than quarterly, the Company shall review the Company’s accounts to determine whether distributions are appropriate. The Company shall, subject to authorization by the Trustees, distribute ratably among the Shareholders of any class of Common Shares, or any series of any such class, in accordance with the number of outstanding full and fractional Common Shares of such class or any series of such class, such proportion of the net profits, surplus (including paid-in surplus), capital, or assets held by the Trust as the Trustees may deem proper or as may otherwise be determined in accordance with this Declaration. Any such distribution may be made in cash, a combination of cash and Common Shares, or property (including without limitation any type of obligations of the Trust or any assets thereof) or Common Shares of any class or series or any combination thereof, and the Trustees may distribute ratably among the Shareholders of any class of  ~~shares~~  Common Shares or series of any such class, in accordance with the number of outstanding full and fractional Common Shares of such class or any series of such class, additional Common Shares of any class or series in such manner, at such times, and on such terms as the Trustees may deem proper or as may otherwise be determined in accordance with this Declaration. The Trustees may cause the Trust to enter into a distribution reinvestment program with terms and conditions as agreed to by the Trustees from time to time.
(b) Distributions pursuant to this Section  ~~9.2~~  11.2 may be among the Shareholders of record of the applicable class or series of Common Shares at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine and specify.
(c) The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they otherwise may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business.
(d) Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.
(e) Distributions in-kind shall not be permitted, except for distributions of readily marketable Securities, distributions of cash from a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of this Declaration of Trust or distributions in which: (i) the Board advises each Shareholder of the risks associated with direct ownership of the property, (ii) the Board offers each Shareholder the election of receiving such in-kind distributions, and (iii) in-kind distributions are made only to those Shareholders that accept such offer.
Section 11.3 Deferred Payments. The Company shall not have authority to make arrangements for deferred payments on account of the purchase price of shares of the Company’s Common Shares unless all of the following conditions are met: (a) such arrangements are warranted by the Company’s investment objectives; (b) the period of deferred payments coincides with the anticipated cash needs of the Company; (c) the deferred payments shall be evidenced by a promissory note of the Shareholder, which note shall be with recourse, shall not be negotiable, shall be assignable only subject to defenses of the maker and shall not contain a provision authorizing a confession of judgment; and (d) selling commissions and Front End Fees paid upon deferred payments are payable when payment is made on the note. The Company shall not sell or assign the deferred obligation notes at a discount. In the event of default in the payment of deferred payments by a Shareholder, the Shareholder may be subjected to a reasonable penalty.
Section 9.3Section 11.4 Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article IX, the Trustees may prescribe, in their absolute discretion except as may be required by the 1940 Act, such other bases and times for determining the per share asset value of the Trust’s Common Shares or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable

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for any reason, including to enable the Trust to comply with any provision of the 1940 Act, or any securities exchange or association registered under the Securities Exchange Act of 1934, as amended, or any order of exemption issued by the Commission, all as in effect now or hereafter amended or modified.
 ~~Article X~~  ARTICLE XII
Shareholders
Section 12.1 Certain Voting Rights of Shareholders.
(a) Subject to the provisions of any class or series of Common Shares then outstanding and the mandatory provisions of any applicable laws or regulations and subject to the other provisions of this Declaration (including Section 14.2), the following actions may be taken by the Shareholders, without concurrence by the Board of Trustees, upon a vote by the holders of more than fifty percent (50%) of the outstanding Common Shares of the Company entitled to vote on the matters:
(i) modify this Declaration in accordance with Article VI hereof;
(ii) remove the Advisor and appoint a new Advisor;
(iii) sell all or substantially all of the Company’s assets other than in the ordinary course of the Company’s business; or
(iv) elect Trustees at an annual meeting.
(b) Without the approval of Shareholders entitled to cast a majority of all the votes entitled to be cast on the matter, or such other approval as may be required under the mandatory provisions of any applicable laws or regulations, or other provisions of this Declaration, the Company shall not permit:
(i) the Advisor or the Board of Trustees to modify this Declaration except for amendments which do not adversely affect the rights of Shareholders;
(ii) the Advisor or the Board of Trustees to appoint a new Advisor (other than a sub-adviser pursuant to the terms of an Advisory Agreement and applicable law);
(iii) the Advisor or the Board of Trustees to sell all or substantially all of the Company’s assets other than in the ordinary course of the Company’s business or as otherwise permitted by law; or
(iv) the Advisor, except as permitted under the Advisory Agreement, to voluntarily withdraw as the Advisor unless such withdrawal would not affect the tax status of the Company and would not materially adversely affect the Shareholders.
(c) Shareholders entitled to cast at least a majority of all Common Shares of the Company entitled to vote may, without the necessity for concurrence by the Advisor, vote to dissolve the Company.
Section 12.2 Voting Limitations on Common Shares Held by the Advisor, Trustees and Affiliates. With respect to Common Shares owned by the Advisor, any Trustees, or any of their respective Affiliates, neither the Advisor, nor such Trustee(s), nor any of their Affiliates may vote or consent on matters submitted to the Shareholders regarding the removal of the Advisor, such Trustee(s) or any of their Affiliates or any transaction between the Company and any of them. In determining the requisite percentage in interest of Common Shares necessary to approve a matter on which the Advisor, such Trustee(s) and any of their Affiliates may not vote or consent, any Common Shares owned by any of them shall not be included.
Section 12.3 Right of Inspection.
(a) Any Shareholder may: (i) in person or by agent, on written request, inspect and obtain copies at all reasonable times the Company’s books and records and ledger; and (ii) present to any officer of the Company or its resident agent a written request for a statement of its affairs.
(b) Any Shareholder may: (i) in person or by agent, on written request, inspect and copy at all reasonable times the books and records and ledger of the Company; (ii) present to any officer or resident agent of the Company a written request for a statement of its affairs; and (iii) in the event the Company does not maintain the original or a duplicate ledger at its principal office, present to any officer or resident agent of the Company a written request for the Shareholder List. As used in this Section 12.3, the term “Shareholder List” means an

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alphabetical list of names, addresses and business telephone numbers of the Shareholders of the Company along with the number of Common Shares held by each of them.
(c) A copy of the Shareholder List, requested in accordance with this Section 12.3, shall be mailed within ten (10) days of the request and shall be printed in alphabetical order, on white paper, and in readily readable type size (no smaller than 10 point font). The Shareholder List shall be updated at least quarterly to reflect changes in the information contained therein.
(d) The Company may impose a reasonable charge for expenses incurred in reproduction pursuant to the Shareholder request. A holder of Common Shares may request a copy of the Shareholder List in connection with matters relating to Shareholders’ voting rights, the exercise of Shareholder rights under federal proxy laws or for any other proper and legitimate purpose. Each Shareholder who receives a copy of the Shareholder List shall keep such list confidential and shall sign a confidentiality agreement to the effect that such Shareholder will keep the Shareholder List confidential and share such list only with its employees, representatives or agents who agree in writing to maintain the confidentiality of the Shareholder List.
(e) If the Advisor or Trustees neglect or refuse to exhibit, produce or mail a copy of the Shareholder List as requested, the Advisor and the Trustees shall be liable to any Shareholder requesting the list for the costs, including attorneys’ fees, incurred by that Shareholder for compelling the production of the Shareholder List, and for actual damages suffered by any Shareholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Shareholder List is to secure such list of Shareholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Shareholder relative to the affairs of the Company. The Company may require the Shareholder requesting the Shareholder List to represent that the list is not requested for a commercial purpose unrelated to the Shareholder’s interest in the Company. The remedies provided hereunder to Shareholders requesting copies of the Shareholder List are in addition, to and shall not in any way limit, other remedies available to Shareholders under federal law, or the laws of any state.
Section 12.4 Shareholder Reports.
(a) The Trustees, including the Independent Trustees, shall take reasonable steps to insure that the Company shall cause to be prepared and delivered or made available by any reasonable means, including an electronic medium, to each Shareholder as of a record date after the end of the fiscal year within one hundred twenty (120)  days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the listing of the Company on an Exchange and that shall include: (i) financial statements prepared in accordance with generally accepted accounting principles that are audited and reported on by independent certified public accountants; (ii) a report of the activities of the Company during the period covered by the report; and (iii) where forecasts have been provided to the Shareholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and (iv) a report setting forth distributions to Shareholders for the period covered thereby and separately identifying distributions from: (A) Cash Flow from operations during the period; (B) Cash Flow from operations during a prior period which have been held as reserves; (C) proceeds from disposition of assets of the Company; and (D) reserves from the gross proceeds. Such annual report must also contain a breakdown of the costs reimbursed to the Advisor.
(b) The Trustees, including the Independent Trustees, shall take reasonable steps to ensure that the Company shall cause to be prepared and filed, as well as delivered or made available to Shareholders, within sixty (60) days after the end of each fiscal quarter of the Company, a Form 10-Q if required under the Exchange Act.
(c) The Trustees, including the Independent Trustees, shall take reasonable steps to ensure that the Company shall cause to be prepared and delivered or made available within seventy-five (75) days after the end of each fiscal year of the Company to each Person who was at any time during such fiscal year a Shareholder all information necessary for the preparation of the Shareholders’ federal income tax returns.

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(d) If capital stock has been purchased on a deferred payment basis, on which there remains an unpaid balance during any period covered by any report required by subsections (a) and (b) above; then such report shall contain a detailed statement of the status of all deferred payments, actions taken by the Company in response to any defaults, and a discussion and analysis of the impact on capital requirements of the Company.
(e) The Board of Trustees shall cause the Company, upon request from any state official or agency or official administering the securities laws of such state (a “State Administrator”), to submit to such State Administrator the reports and statements required to be distributed to Shareholders pursuant to this Section 12.4.
Section 12.5 Suitability of Shareholders.
(a) Investor Suitability Standards. During any public offering of its Common Shares and until the earlier of a Liquidity Event or the date the Company is no longer subject to the Omnibus Guidelines, the Company and those selling Common Shares on its behalf shall, with respect to share offers and sales in which they are broker of record, assure that such Common Shares are offered and sold pursuant only to prospective investors who, in each case, meet the income and Net Worth “Suitability Standards” as specified in the Company’s prospectus for the Common Shares (as the same may be amended or supplemented from time to time) and the Omnibus Guidelines.
(b) The Sponsor or each Person selling Common Shares on behalf of the Company shall make this determination on the basis of information it has obtained from a prospective Shareholder. Relevant information for this purpose will include at least the age, investment objectives, investment experience, income, net worth, financial situation and other investments of the prospective Shareholder, as well as any other pertinent factors.
(c) The Sponsor or each Person selling Common Shares on behalf of the Company shall maintain records of the information used to determine that an investment in Common Shares is suitable and appropriate for a Shareholder. The Sponsor or each Person selling Common Shares on behalf of the Company shall maintain these records for at least six years.
Section 12.6 Other Agreements. Consistent with applicable law (including the 1940 Act), the Company, the Advisor and/or Affiliates of the Advisor may negotiate agreements (“Side Letters”) with certain Shareholders that will result in different investment terms than the terms applicable to other Shareholders and that may have the effect of establishing rights under, or altering or supplementing the terms of, this Declaration or disclosure contained in any offering document of the Common Shares. As a result of such Side Letters, certain Shareholders may receive additional benefits which other Shareholders will not receive. Unless agreed otherwise in the Side Letter, in general, the Company, the Advisor and affiliates of the Advisor will not be required to notify any or all of the other Shareholders of any such Side Letters or any of the rights and/or terms or provisions thereof, nor will the Company, the Advisor or affiliates of the Advisor be required to offer such additional and/or different rights and/or terms to any or all of the other Shareholders. The Company, the Advisor and/or affiliates of the Advisor may enter into such Side Letters with any Shareholder as each may determine in its sole discretion at any time. The other Shareholders will have no recourse against the Company, the Trustees, the Advisor and/or any of their affiliates in the event certain investors receive additional and/or different rights and/or terms as a result of Side Letters. Any such exceptions or departures contained in any Side Letter with a Shareholder shall govern with respect to such Shareholder notwithstanding the provisions of the Declaration (including with respect to amendments to this Declaration) or any applicable subscription agreements.
Section 12.7 Delivery by Electronic Transmission or Otherwise. Notwithstanding any provision in this Declaration to the contrary, any notice, proxy, vote, consent, report, instrument or writing of any kind or any signature referenced in, or contemplated by, this Declaration or the By-Laws may, in the sole discretion of the Trustees, be given, granted or otherwise delivered by electronic transmission (within the meaning of the Delaware Statutory Trust Statute), including via the internet, or in any other manner permitted by applicable law.
Section 12.8 Shareholder Action by Written Consent. Any action required or permitted to be taken at any meeting of the Shareholders may be taken without a meeting, without a prior notice and without a vote if the consent, setting forth the action to be taken is given in writing or by electronic transmission by the Shareholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Shareholders entitled to vote thereon were present and voted.

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Section 10.1Section 12.9Special Meetings of Shareholders. A majority of the Independent Trustees or the President may call a special meeting of the Shareholders.
 ~~. A special meeting of the Shareholders may be called at any time by a majority of the Trustees or the President, and shall be called by the Secretary for any proper purpose upon written request of Shareholders of the Trust entitled to cast 10% or more of the votes entitled to be cast at the meeting, such request specifying the purpose or purposes for which such meeting is to be called, provided that in the case of a meeting called by any Trustee at the request of Shareholders for the purpose of electing Trustees or removing the Advisor, written request of Shareholders of the Trust holding in the aggregate not less than fifty-one percent (51%) of the outstanding Shares of the Trust or class or series of Shares having voting rights on the matter shall be required. For a special Shareholder meeting to be called for a proper purpose (as used in the preceding sentence), it is not a requirement that such purpose relate to a matter on which Shareholders are entitled to vote, provided that if such meeting is called for a purpose for which Shareholders are not entitled to vote, no vote will be taken at such meeting. Any shareholder meeting, including a special meeting, may be held within or without the State of Delaware on such day and at such time as the Trustees shall designate or may be held virtually.~~
Section 10.2  ~~Voting~~  .  ~~Shareholders shall have no power to vote on any matter except matters on which a vote of Shareholders is required by the 1940 Act, this Declaration or resolution of the Trustees or, after an Exchange Listing or Liquidity Event, by any applicable stock exchange. This Declaration expressly provides that no matter for which voting, consent or other approval is required by the Delaware Statutory Trust Statute in the absence of the contrary provision in the Declaration shall require any vote. Except as otherwise provided herein, any matter required to be submitted to Shareholders and affecting one or more classes or series of Shares shall require approval by the required vote of all the affected classes and series of Shares voting together as a single class; provided, however, that as to any matter with respect to which a separate vote of any class or series of Shares is required by the 1940 Act, such requirement as to a separate vote by that class or series of Shares shall apply in addition to a vote of all the affected classes and series voting together as a single class. Shareholders of a particular class or series of Shares shall not be entitled to vote on any matter that affects only one or more other classes or series of Shares. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election or removal of Trustees. Subject to the special rights of the holders of any class or series of preferred shares to elect Trustees, each Trustee will be elected by a plurality of the votes cast with respect to such Trustee’s election except in the case of a “contested election” (as defined in Section 2.6 of the By-Laws), in which case Trustees will be elected by a majority of the votes cast in the contested election of Trustees.~~
Section 10.3Section 12.10 Notice of Meeting and Record Date. Any and all notices to which any Shareholder hereunder may be entitled and any and all communications shall be deemed duly served or given if presented personally to a Shareholder, left at his or her residence or usual place of business or sent via United States mail or by electronic transmission to a Shareholder at his or her address as it is registered with the Trust. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the Shareholder at his or her address as it is registered with the Trust with postage thereon prepaid. Notice of all meetings of Shareholders, stating the time, place and purposes of the meeting, shall be given by the Trustees by mail to each Shareholder of record entitled to vote thereat at its registered address, mailed at least 10 days and not more than 60 days before the meeting or otherwise in compliance with applicable law. Only the business stated in the notice of the meeting shall be considered at such meeting. Any meeting of Shareholders, whether or not a quorum is present, may be adjourned for such periods as the presiding officer of the meeting or the shareholders present in person or by proxy and entitled to vote shall direct. In order to determine the shareholders entitled to notice or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of Common
Shares or for the purpose of any other lawful action, the Board of Trustees may fix a record date in accordance with Section 5.3 of the By-Laws.
 ~~Section 10.4~~  Section 12.11 Quorum and Required Vote.
(a) Unless otherwise required by the 1940 Act, the holders of one third of the Common
Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the Shareholders for purposes of conducting business on such matter. The absence from any meeting, in person

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or by proxy, of a quorum of Shareholders for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, a quorum of Shareholders in respect of such other matters.
(b) Subject to any provision of applicable law, this Declaration or a resolution of the Trustees specifying a greater or a lesser vote requirement for the transaction of any item of business at any meeting of Shareholders, (i) the affirmative vote of a majority of the Common Shares present in person or represented by proxy and entitled to vote on the subject matter shall be the act of the Shareholders with respect to such matter, and (ii) where a separate vote of one or more classes or series of Common Shares is required on any matter, the affirmative vote of a majority of the Common Shares of such class or series of Common Shares present in person or represented by proxy at the meeting shall be the act of the Shareholders of such class or series with respect to such matter.
Section 10.5Section 12.12 Proxies, etc. At any meeting of Shareholders, any holder of Common Shares entitled to vote thereat may vote by properly executed or authorized proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers or employees of the Trust. No proxy shall be valid after the expiration of 11 months from the date thereof, unless otherwise provided in the proxy. Only Shareholders of record shall be entitled to vote. Each full Share shall be entitled to one vote and fractional Common Shares shall be entitled to a vote of such fraction. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed or authorized by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.
Section 10.6Section 12.13 Reports. The Trustees shall cause to be prepared at least annually and more frequently to the extent and in the form required by law, regulation or any exchange on which  ~~Trust~~  Common Shares are listed a report of operations containing a balance sheet and statement of income and undistributed income of the Trust prepared in conformity with generally accepted accounting principles and an opinion of an independent public accountant on such financial statements. Copies of such reports shall be mailed or made available to all Shareholders of record within the time required by the 1940 Act, and in any event within a reasonable period preceding the meeting of Shareholders. The Trustees shall, in addition, furnish to the Shareholders at least semi-annually to the extent required by law, interim reports containing an unaudited balance sheet of the Trust as of the end of such period and an unaudited statement of income and surplus for the period from the beginning of the current fiscal year to the end of such period.
Section 10.7Section 12.14 Inspection of Records. The records of the Trust shall be open to inspection by Shareholders to the extent permitted by Section 3819 of the Delaware Statutory Trust Statute but subject to such reasonable regulation as the Trustees may determine.
ARTICLE XIII
Roll-up Transactions
Section 10.8Section 12.13  ~~Delivery by Electronic Transmission or Otherwise~~  Roll-up Transactions. In connection with any proposed Roll-Up Transaction, an appraisal of all of the Company’s assets shall be obtained from a competent Independent Expert. The Company’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a twelve-month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Company and the Shareholders. A summary of the appraisal,

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indicating all material assumptions underlying the appraisal, shall be included in a report to Shareholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to Shareholders who vote against the proposed Roll-Up Transaction the choice of:
(a) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or
 ~~. Notwithstanding any provision in this Declaration to the contrary, any notice, proxy, vote, consent, report, instrument or writing of any kind or any signature referenced in, or contemplated by, this Declaration or the By-Laws may, in the sole discretion of the Trustees, be given, granted or otherwise delivered by electronic transmission (within the meaning of the Delaware Statutory Trust Statute), including via the internet, or in any other manner permitted by applicable law.~~
Section 10.9  ~~Shareholder Action by Written Consent . Any action required or permitted to be taken at any meeting of the Shareholders may be taken without a meeting, without a prior notice and without a vote if the consent, setting forth the action to be taken is given in writing or by electronic transmission by the Shareholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Shareholders entitled to vote thereon were present and voted.~~
(b) one of the following:
(i) remaining as Shareholders and preserving their interests therein on the same terms and conditions as existed previously; or
(ii) receiving cash in an amount equal to the Shareholder’s pro rata share of the appraised value of the net assets of the Company.
The Company is prohibited from participating in any proposed Roll-Up Transaction:
(c) that would result in the Shareholders having voting rights in a Roll-Up Entity that are less than shareholder rights and other voting rights provided for in Sections 12.2, 14.1 and 14.4 hereof or Section 3(b) of Article II of our Bylaws;
(d) that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of capital stock by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the capital stock held by that investor;
(e) in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Section 12.3 hereof; or
(f) in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is rejected by the Shareholders.
 ~~Article XI~~  ARTICLE XIV
Wind Down; Amendment; Extraordinary Transactions, Etc.
Section 11.1Section 14.1 Wind Down.
(a) The Trustees may, to the extent they deem appropriate, adopt a plan of liquidation at any time, which plan of liquidation may set forth the terms and conditions for implementing the dissolution and liquidation of the Trust under this Article XI. Shareholders of the Trust shall not be entitled to vote on the adoption of any plan of liquidation of the Trust or the dissolution and liquidation of the Trust, except to the extent required by the 1940 Act. After an Exchange Listing or a Liquidity Event, the Trust may be dissolved by the affirmative vote or consent of at least a majority of the Trustees and 75% of the Continuing Trustees, without the vote of the Shareholders.
(b) After the winding up and liquidation of the Trust, including the distribution to the Shareholders of any assets of the Trust, a majority of the Trustees shall execute and lodge among the records of the Trust an

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instrument in writing setting forth the fact of such termination and shall execute and file a certificate of cancellation with the Secretary of State of the State of Delaware. Upon termination of the Trust, the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.
Section 14.2 Approval of Certain Declaration Amendments. The affirmative vote of the Shareholders entitled to cast at least a majority of all Common Shares of the Company entitled to vote on the matter shall be necessary to effect:
(a) Any amendment to this Declaration to make the Common Shares a “redeemable security” or to convert the Company, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act), except that if the Company’s Common Shares are not covered securities, the affirmative vote of more than fifty percent (50%) of the outstanding Common Shares of the Company entitled to vote on the matter shall be necessary to effect such amendment or addition; and
Section 11.2  ~~Amendment Procedure.~~
 ~~(a) Except as provided in subsection (c) of this Section 11.2, the Trustees may, without Shareholder vote, amend or otherwise supplement this Declaration. Shareholders shall have the right to vote: (i) on any amendment which would eliminate their right to vote granted in this Declaration, (ii) on any amendment to this Section 11.2(a), (iii) on any amendment that would adversely affect the powers, preferences or special rights of the Shares as determined by the Trustees in good faith and (iv) on any amendment submitted to them by the Trustees. Any such action contemplated in this Section 11.2(a)(i)-(iv) shall require at least a majority of the votes cast by such shareholders at a meeting of shareholders duly called and at which a quorum is present.~~
 ~~(b) In connection with an Exchange Listing or a Liquidity Event, the Trustees may without the approval or vote of the Shareholders, amend or supplement this Declaration in any manner, including, without limitation to classify the Board of Trustees, to permit annual meetings of Shareholders, to impose advance notice provisions for the bringing of Shareholder nominations or proposals, to impose super-majority approval for certain types of transactions and to otherwise add provisions that may be deemed to adverse to Shareholders.~~
 ~~(c) An amendment duly adopted by the requisite vote of the Board of Trustees and, if required, the Shareholders as aforesaid, shall become effective at the time of such adoption or at such other time as may be designated by the Board of Trustees or Shareholders, as the case may be. A certification in recordable form signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Trustees and, if required, the Shareholders as aforesaid, or a copy of the Declaration, as amended, in recordable form, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust or at such other time designated by the Board.~~
 ~~(d)~~  (b) Any amendment to  ~~this Declaration that adversely affects the Delaware Trustee shall require its consent, in the Delaware Trustee’s sole and absolute discretion~~  Section 12.11, 15.3 or this Section 14.2.
(c) Notwithstanding anything to the contrary in this section, if the Board of Trustees approves a proposal or amendment pursuant to this Section 14.2 by a vote of at least two-thirds of such Board of Trustees (excluding the Delaware Trustee), then only the affirmative vote of the holders of more than fifty percent (50%) of the outstanding Common Shares of the Company entitled to vote thereon shall be required to approve such matter.
Section 11.3Section 14.3 Subsidiaries. Without approval or vote by Shareholders, the Trustees may cause to be organized or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest and to sell, convey, and transfer all or a portion of the Trust Property to any such corporation, trust, limited liability company, association or organization in exchange for the shares or securities thereof, or otherwise, and to lend money to, subscribe for the shares or securities of and enter into any contracts with any such corporation, trust, limited liability company, partnership, association or organization, or any corporation, partnership, trust, limited liability company, association or organization in which the Trust holds or is about to acquire shares or any other interests.
 ~~Section 11.4~~  Section 14.4 Extraordinary Transactions.

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(a) Except as otherwise provided in paragraph (b) of this Section 14.4 the affirmative vote or consent of at least seventy-five percent (75%) of the Trustees of the Trust and at least seventy-five percent (75%) of the Common Shares outstanding and entitled to vote thereon shall be necessary to authorize any of the following actions:
(i) The merger, conversion, consolidation, or share exchange or sale of exchange of all or substantially all of the assets of the Trust.
(ii) Any Shareholder proposal as to specific investment decisions made or to be made with respect to the assets of the Trust or a series or class of Common Shares.
(b) Notwithstanding anything to the contrary in paragraph (a) of this Section  ~~11.4~~  14.4, so long as each action is approved by both a majority of the entire Board of Trustees and seventy-five percent (75%) of the Continuing Trustees, and so long as all other conditions and requirements, if any, provided for in the By-Laws and applicable law have been satisfied, then (i) only an affirmative vote or consent of a “majority of the outstanding voting securities” (as such term is defined in the 1940 Act) of the Trust shall be required to approve any of the actions listed in paragraph (a)(i) of this Section  ~~11.4~~  14.4.
(c) Any amendment to this Declaration to make Common Shares of the Trust “redeemable securities” and any other proposal to convert the Trust from a “closed-end company” to an “open-end company” (as defined in the 1940 Act) each must be approved by (a) the affirmative vote of shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter prior to the occurrence of a listing of any class of the Company’s  ~~shares~~  Common Shares on a national securities exchange and (b) the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter upon and following the occurrence of a listing of any class of the Company’s  ~~shares~~  Common Shares on a national securities exchange.
 ~~Article XII~~  ARTICLE XV
The Delaware Trustee
The trustee, pursuant to Section 3807 of the Delaware Statutory Trust Statute, of the Trust in the State of Delaware shall be Wilmington Trust, National Association, a national banking association (including any successor trustee appointed in accordance with Section  ~~12.6~~  15.6 of this Declaration, the “Delaware Trustee”). The street address of the principal office of Wilmington Trust, National Association, is, 1100 North Market Street, Wilmington, Delaware 19890. Any reference to “Trustee” or “Board of Trustees” in this Declaration and the By-Laws of the Trust shall not be deemed to include or refer to the Delaware Trustee.
Section 12.1Section 15.1 Purpose of Appointment. The Delaware Trustee is appointed to serve as the trustee of the Trust in the State of Delaware for the sole purpose of satisfying the requirements of Section 3807(a) of the Delaware Statutory Trust Statute that the Trust have at least one trustee with a principal place of business in the State of Delaware. It is understood and agreed by the parties hereto that the Delaware Trustee shall have none of the duties, obligations or liabilities of any other Person, including, without limitation, the Board of Trustees. The Delaware Trustee shall satisfy the requirements of Section 3807(a) of the Delaware Statutory Trust Statute.
Section 12.2Section 15.2 Duties. The duties of the Delaware Trustee shall be limited to (i) accepting legal process served on the Trust in the State of Delaware and (ii) the execution of any certificates required to be filed with the Delaware Secretary of State which the Delaware Trustee is required to execute under Section 3811 of the Delaware Statutory Trust Statute. Except for the purpose of the foregoing sentence, the Delaware Trustee shall not be deemed a Trustee, shall not be a member of the board of Trustees and shall have no management responsibilities or owe any fiduciary duties to the Trust or the shareholders. To the extent that, at law or in equity, the Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or the shareholders, it is hereby understood and agreed by the other parties hereto that such duties and liabilities are replaced by the duties and liabilities of the Delaware Trustee expressly set forth in this Declaration. The Delaware Trustee shall have no liability for the acts or omissions of any other Person, including, without limitation, the Board of Trustees and the Advisor. The Delaware Trustee may execute any certificate provided to it for filing with the Office of the Secretary of State of the State of Delaware in accordance with the Delaware Statutory Trust Statute only upon receipt of written instructions from the Board of Trustees or an officer of the Trust and the Delaware Trustee shall be entitled to conclusively and exclusively rely upon such written instructions.

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Section 12.3Section 15.3 Removal. The Delaware Trustee may be removed by the Board of Trustees upon 30 days’ prior written notice to the Delaware Trustee. The Delaware Trustee may resign upon 30 days’ prior written notice to the Board of Trustees. No resignation or removal of the Delaware Trustee shall be effective except upon the appointment of a successor Delaware Trustee appointed by the Board of Trustees or a court of competent jurisdiction. If no successor Delaware Trustee has been appointed within such 30 day period, the Delaware Trustee may, at the expense of the Trust, petition a court of competent jurisdiction to appoint a successor Delaware Trustee.
Section 12.4Section 15.4 Merger. Any Person into which the Delaware Trustee may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Delaware Trustee shall be a party, or any Person which succeeds to all or substantially all of the corporate trust business of the Delaware Trustee, shall be the successor Delaware Trustee under this Declaration without the execution, delivery or filing of any paper or instrument or further act to be done on the part of the parties hereto, except as may be required by applicable law.
 ~~Section 12.5~~  Section 15.5 Liability.
(a) The Delaware Trustee shall be entitled to all of the same rights, protections, indemnities and immunities under this Declaration and with respect to the Trust and the Shareholders as the Board of Trustees. No amendment or waiver of any provision of this Declaration which adversely affects the Delaware Trustee shall be effective against it without its prior written consent.
(b) The Delaware Trustee shall not be liable for supervising or monitoring the performance and the duties and obligations of any other Person, including, without limitation, the Board of Trustees or the Advisor or the Trust under this Declaration or any related document. The Delaware Trustee shall not be personally liable under any circumstances, except for its own willful misconduct, or gross negligence, provided however, in no event shall the Delaware Trustee be liable for special, exculpatory, punitive or consequential damages under any circumstances. In particular, but not by way of limitation:
(i) the Delaware Trustee shall not be personally liable for any error of judgment made in good faith;
(ii) no provision of this Declaration shall require the Delaware Trustee to expend or risk its personal funds or otherwise incur any financial liability in the performance of its rights or powers hereunder, if the Delaware Trustee shall have reasonable grounds for believing that the payment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;
(iii) under no circumstances shall the Delaware Trustee be personally liable for any representation, warranty, covenant, agreement or indebtedness of the Trust;
(iv) the Delaware Trustee shall not be personally responsible for or in respect of the validity or sufficiency of this Declaration or for the due execution hereof by any other party hereto;
(v) the Delaware Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties. The Delaware Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Delaware Trustee may for all purposes hereof rely on a certificate or resolution, signed by the Board of Trustees or an officer of the Trust as to such fact or matter, and such certificate shall constitute full protection to the Delaware Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon;
(vi) in the exercise or administration of the Trust hereunder, the Delaware Trustee (A) may act directly or through agents or attorneys pursuant to agreements entered into with any of them, and the Delaware Trustee shall not be liable for the default or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Delaware Trustee in good faith and (B) may consult with counsel, accountants and other skilled persons to be selected by it in good faith and employed by it, and it shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons;

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(vii) in accepting and performing its express duties hereunder the Delaware Trustee acts solely as Delaware Trustee hereunder and not in its individual capacity, and all persons having any claim against the Delaware Trustee by reason of the transactions contemplated by this Declaration shall look only to the Trust for payment or satisfaction thereof; and
(viii) the Delaware Trustee shall incur no liability if, by reason of any provision of any present or future law or regulation thereunder, or by any force majeure event, including but not limited to natural disaster, act of war or terrorism, or other circumstances beyond its reasonable control, the Delaware Trustee shall be prevented or forbidden from doing or performing any act or thing which the terms of this Declaration provide shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Declaration.
Section 12.6Section 15.6 Successors. In the event of the appointment of a successor Delaware Trustee, such successor shall cause an amendment to the certificate of trust of the Trust to be filed with the Secretary of State of Delaware in accordance with Section 3810 of the Delaware Statutory Trust Statute, indicating the change of the Delaware Trustee’s identity.
Section 12.7Section 15.7 Compensation and Reimbursement of Expenses. The Trust hereby agrees to (i) compensate the Delaware Trustee in accordance with a separate fee agreement with the Delaware Trustee, (ii) reimburse the Delaware Trustee for all reasonable expenses (including reasonable fees and expenses of counsel and other experts) and (iii) indemnify, defend and hold harmless the Delaware Trustee and any of the officers, directors, employees and agents of the Delaware Trustee (the “Indemnified Persons”) from and against any and all losses, damages, liabilities, claims, actions, suits, costs, expenses, disbursements (including the reasonable fees and expenses of counsel), taxes and penalties of any kind and nature whatsoever (collectively, “Expenses”), to the extent that such Expenses arise out of or are imposed upon or asserted at any time against such Indemnified Persons with respect to the performance of any duties contemplated by this Declaration, the creation, operation or termination of the Trust or the transactions contemplated hereby; provided, however, that the Trust shall not be required to indemnify any Indemnified Person for any Expenses which are a result of the willful misconduct, or gross negligence of such Indemnified Person. To the fullest extent permitted by law, Expenses to be incurred by an Indemnified Person shall, from time to time, be advanced by, or on behalf of, the Trust prior to the final disposition of any matter upon receipt by the Trust of an undertaking by, or on behalf of, such Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified under this Declaration.
 ~~Article XIII~~  ARTICLE XVI
Miscellaneous
 ~~Section 13.6~~  Section 16.1 Filing.
(a) This Declaration and any amendment or supplement hereto shall be filed in such places as may be required or as the Trustees deem appropriate. Each amendment or supplement shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein, and shall, upon insertion in the Trust’s minute book, be conclusive evidence of all amendments contained therein. A restated Declaration, containing the original Declaration and all amendments and supplements theretofore made, may be executed from time to time by a majority of the Trustees and shall, upon insertion in the Trust’s minute book, be conclusive evidence of all amendments and supplements contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments and supplements thereto.
(b) The Trustees hereby ratify the previous filing of the Certificate of Trust with the Office of the Secretary of State of the State of Delaware in accordance with the Delaware Statutory Trust Statute.
 ~~Section 13.2~~  Section 16.2 Governing Law. The trust set forth in this instrument is made in the State of Delaware, and the Trust and this Declaration, and the rights and obligations of the Trustees and Shareholders hereunder, are to be governed by and construed and administered according to the Delaware Statutory Trust Statute and the laws of said State; provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration (a) the provisions of Sections 3540 and 3561 of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Statutory Trust Statute) pertaining to trusts which relate to or regulate: (i) the filing with any court or governmental body or agency of Trustee accounts or schedules of Trustee fees and charges, (ii) affirmative requirements to post bonds for Trustees, officers, agents or employees

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of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to Trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of Trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration. The Trust shall be of the type commonly called a “statutory trust”, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Delaware Statutory Trust Statute, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.
Section 13.3Section 16.3 Exclusive Delaware Jurisdiction. Each Trustee, each officer and each Person legally or beneficially owning a Share or an interest in a Share of the Trust (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Statute, (i) irrevocably agrees that any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Trust, the Delaware Statutory Trust Statute, this Declaration or the By-Laws (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of this Declaration or the By-Laws, or (B) the duties (including fiduciary duties), obligations or liabilities of the Trust to the Shareholders or the Trustees, or of officers or the Trustees to the Trust, to the Shareholders or each other, or (C) the rights or powers of, or restrictions on, the Trust, the officers, the Trustees or the Shareholders, or (D) any provision of the Delaware Statutory Trust Statute or other laws of the State of Delaware pertaining to trusts made applicable to the Trust pursuant to Section 3809 of the Delaware Statutory Trust Statute, or (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Statutory Trust Statute, the Declaration or the By-Laws relating in any way to the Trust (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds, or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law, and (v) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. This Section  ~~13.3~~  16.3 shall not apply to any claims brought under federal or state securities law, or the rules and regulations thereunder.
Section 13.4Section 16.4 Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.
Section 13.5Section 16.5 Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, or of any recording office in which this Declaration may be recorded, appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the name of the Trust, (c) the due authorization of the execution of any instrument or writing, (d) the form of any vote passed at a meeting of Trustees or Shareholders, (e) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (f) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (g) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

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Section 13.5Section 16.6 Provisions in Conflict with Law or Regulation.
(a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.
(b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.
[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have caused this Declaration to be executed as of the day and year first above written.

James Didden, as Trustee

Doug Logigian, as Trustee

Ankur Keswani, as Trustee

Julian Markby, as Trustee

Catherine Smith, as Trustee

Wilmington Trust, National Association,
as Delaware Trustee
By:
Name:
Title:
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Appendix B
AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT BETWEEN
KENNEDY LEWIS CAPITAL HOLDINGS LLC
AND
KENNEDY LEWIS CAPITAL COMPANY
This  ~~amended investment advisory agreement~~  Amended and Restated Investment Advisory Agreement (this
“Agreement” ~~)~~   is hereby made  ~~this 5th~~   as of the [ ] day of  ~~January, 2023~~  [ ], 202[3], by and between Kennedy Lewis Capital Company, a Delaware statutory trust (the “Company”) ~~,~~   and Kennedy Lewis Capital Holdings LLC, a Delaware limited liability company (the “Advisor”).
WHEREAS, the Company is a closed-end investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and
WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);
WHEREAS, the Company and the Advisor are parties to that certain investment advisory agreement dated as of December 14, 2022, as amended on January 5, 2023, pursuant to which the Advisor agreed to furnish investment advisory services to the Company (the “Original Investment Advisory Agreement”); and
WHEREAS, the Company and the Advisor desire to amend and restate the Original Investment Advisory Agreement  ~~pursuant~~   to set forth the terms and conditions  ~~hereinafter set forth~~   for the continued provision by the Advisor of investment advisory services to the Company.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:
1. Definitions. Capitalized terms used herein without definition shall have the same meaning as set forth in the Company’s  ~~Confidential Private Placement Memorandum, dated as of January 3, 2023 (as it may be amended from time to time, the “   Private Placement Memorandum~~”).  registration statement on Form N-2 as filed with the U.S. Securities and Exchange Commission (the “SEC”) on [ ] (the “Registration Statement”).
2. Duties of the Advisor.
(a) The Company hereby engages the Advisor to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Company’s Board of Trustees (the “Board”), for the period and upon the terms herein set forth, (i) in accordance with the investment objectives, policies and restrictions that are set forth in the  ~~Private Placement Memorandum, and in any registration statements filed by the Company with the Securities and Exchange Commission (the “   SEC ”)~~  Registration Statement; (ii) during the term of this Agreement in accordance with all other applicable federal and state laws, rules and regulations, and the Company’s organizational documents, as the same may be amended or restated from time to time; and (iii) the Advisor will manage the assets of the Company in accordance with the Investment Company Act and such policies and instructions as the Board may establish. Without limiting the generality of the foregoing, the Advisor shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, source, research, evaluate and negotiate the structure of the investments made by the Company; (iii) execute, close, service, and monitor the Company’s investments; (iv) determine the securities and other assets that the Company will purchase, retain or sell; (v) perform due diligence on prospective portfolio companies; and (vi) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds, including providing operating and managerial assistance to the Company and its portfolio companies, as required. The Advisor shall have the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to directly or indirectly acquire debt financing, the Advisor will arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board. If it is necessary or appropriate for the Advisor to make investments on behalf of the Company through a special purpose vehicle (“SPV”), the Advisor shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle in accordance with the Investment Company Act. The authority of the Advisor conferred pursuant to this Agreement shall apply equally in respect of any SPV of the Company.
(b) The Advisor hereby accepts such engagement and agrees during the term hereof to render the services described herein for the compensation provided herein.
(c) The Advisor is hereby authorized to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Advisor”) pursuant to which the Advisor may obtain the services of the Sub-Advisor(s) to assist the Advisor in fulfilling its responsibilities hereunder. Specifically, the Advisor may retain a Sub-Advisor to recommend specific securities or other investments based upon the Company’s investment objectives and policies, and work, along with the Advisor, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company, subject to the oversight of the Advisor and the Company. The Advisor shall be responsible for any compensation payable to any Sub-Advisor. Nothing in this Subsection 2(c) will obligate the Advisor to pay any expenses that are the expenses of the Company under Section 34 hereof. Any sub-advisory agreement entered into by the Advisor shall be subject to approval by the Board as required by Section 15 of the Investment Company Act and shall otherwise be in accordance with the requirements of the Investment Company Act and other applicable federal and state law.
(d) The Advisor shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.
(e) The Advisor shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Company and shall specifically maintain all books and records in accordance with Section 31(a) of the Investment Company Act with respect to the Company’s portfolio transactions and shall render to the Company’s Board such periodic and special reports as the Board may reasonably request. The Advisor agrees that all records that it maintains for the Company are the property of the Company and will surrender promptly to the Company any such records upon the Company’s request, provided that the Advisor may retain a copy of such records.
3. Advisor Expenses.
(a) In connection herewith, the Advisor agrees to maintain a staff within its organization to furnish the above services to the Company. The Advisor shall bear all expenses arising out of its duties hereunder, except as provided in this Section 3.
(b) Except as specifically provided below and above in Section 2 hereof, the Company anticipates that all investment professionals and staff of the Advisor, when and to the extent engaged in providing investment advisory services to the Company, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Advisor. The Advisor or its affiliates will bear all fees, costs, and expenses incurred that are not assumed by the Company under this Agreement or under the administration agreement by and between the Company and Kennedy Lewis Management LP, in its capacity as administrator (“Administrator”), as may be amended from time to time (the “Administration Agreement”).

(c) In addition to the compensation paid to the Advisor pursuant to Section 5, the Company shall reimburse the Advisor for all expenses of the Company incurred by the Advisor as well as the actual cost of goods and services used for or by the Company and obtained from entities not affiliated with the Advisor. The Advisor, the Administrator, or their affiliates may be reimbursed for administrative services performed on behalf of the Company pursuant to any separate administration or co-administration agreement; however, no reimbursement shall be permitted for services for which the Advisor is entitled to compensation by way of a separate fee. Excluded from the allowable reimbursement shall be:
(i) rent or depreciation, utilities, capital equipment, and other administrative items of the Advisor; and
(ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any Controlling Person of the Advisor. The term “Controlling Person” shall mean a person, whatever his or her title, who performs functions for the Advisor similar to those of (a) the chairman or other member of a board of directors, (b) executive officers or (c) those holding 10% or more equity interest in the Advisor, or a person having the power to direct or cause the direction of the Advisor, whether through the ownership of voting securities, by contract or otherwise. From time to time, the Advisor, the Administrator or their affiliates may pay third-party providers of goods or services. Unless such expenses are specifically assumed by the Advisor, Administrator or their affiliates under the Advisory Agreement or Administration Agreement, the Company will reimburse the Advisor, the Administrator or such affiliates thereof for any such amounts paid on the Company’s behalf.
From time to time, the Advisor or the Administrator may defer or waive fees and/or rights to be reimbursed for expenses.
 ~~3~~  .4. Company’s Responsibilities and Expenses Payable by the Company.
 ~~(a) All personnel of the Advisor, when and to the extent engaged in providing investment advisory and management services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Advisor and not by the Company, except as provided below.~~
 ~~(b)~~  (a)  ~~The~~  Except as provided in Section 3, the Company will bear all other costs and expenses of its investment activities, operations, administration, transactions, meetings or liquidation, including, without limitation, those relating to: all direct and indirect costs and expenses incurred by the Advisor for office space rental, office equipment, utilities and other non-compensation related overhead allocable to performance of investment advisory services under this Agreement by the Advisor, including the costs and expenses of due diligence of potential investments, monitoring performance of the Company’s investments, serving as trustees and officers of portfolio companies, providing managerial assistance to portfolio companies, enforcing the Company’s rights in respect of its investments and disposing of investments; organizational and offering expenses; expenses incurred in valuing the Company’s assets and computing its net asset value per share (including the cost and expenses of any independent valuation firm); expenses incurred by the Administrator or payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Company and in monitoring the Company’s investments and performing due diligence on the Company’s prospective portfolio companies or otherwise related to, or associated with, evaluating and making investments; interest payable on debt, if any, incurred to finance the Company’s investments and other fees and expenses related to the Company’s borrowings; expenses related to unsuccessful portfolio acquisition efforts; offerings of the Company’s common shares of beneficial interest (“Common Shares”) and other securities (including underwriting, placement agent and similar fees and commissions); Base Management Fees and Incentive Fees; third-party investor hosting and similar platforms and service providers; administration fees; transfer agent and custody fees and expenses; federal and state registration fees; all costs of registration and listing the Company’s Common Shares on any securities exchange; federal, state and local taxes; fees and expenses of trustees who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act; costs of preparing and filing reports or other documents required by the SEC or other regulators; costs of any reports, proxy statements or other notices to shareholders, including printing costs; the costs associated with individual or group shareholders; the Company’s allocable portion of the fidelity bond, trustees and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration and operation, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors, third-party investor hosting and similar platforms and service providers, and outside legal costs; and all other expenses incurred by the Company or the Advisor in connection with administering the Company’s business, such as the allocable portion of overhead under the Administration Agreement, including rent, and the allocable portion of the cost of the Company’s Chief Financial Officer and Chief Compliance Officer and their respective staffs.
 ~~(c) To the extent that expenses to be borne by the Company are paid by the Advisor and/or one or more administrators of the Company (each, together with any successor thereto, an “   Administrator   ”), the Company will reimburse the Advisor and/or such Administrator(s), as applicable, for such expenses, it being understood that the administrative services contemplated by this Section 3 may be performed by the Advisor or any of its Affiliates, one or more third party Administrators, or a combination thereof.~~
 ~~4 .~~5. Compensation of the Advisor. The Company agrees to pay, and the Advisor agrees to accept, as compensation for the services provided by the Advisor hereunder, a base management fee (the “Base Management Fee”) and incentive fee (“Incentive Fee”) as herein set forth. The Company shall make any payments due hereunder to the Advisor or to the Advisor’s designee as the Advisor may otherwise direct. To the extent permitted by applicable law, the Advisor may elect, or the Company may adopt a deferred compensation plan pursuant to which the Advisor may elect, to defer or waive all or a portion of its fees hereunder for a specified period of time.
(a) The Company will pay to the Advisor an annual Base Management Fee, payable quarterly in arrears at a rate of 1.25% per annum of the average of the Company’s net assets as of the end of each of the two most recently completed calendar quarters. The Management Fee is payable quarterly in arrears and will be appropriately prorated for any partial quarter.
(b) The Company will pay to the Advisor an Incentive Fee and will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of the Company’s income (an “Income Incentive Fee”) and a portion is based on a percentage of the Company’s capital gains (the “Capital Gains Incentive Fee”), each as described below:
(i) Income Incentive Fee.
Incentive Fee on Pre-Incentive Fee Net Investment Income
The portion based on the Company’s income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that are received from portfolio companies) accrued during the calendar quarter, minus operating expenses accrued for the quarter (including the management fee, expenses payable under the Administration Agreement entered into between the Company and the Administrator, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees). Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind (“PIK”) interest and zero coupon securities), accrued income that has not yet been received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns. Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Company’s net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).

The Company pays the Advisor an Income Based Incentive Fee quarterly in arrears with respect to the Company’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:
•
No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);

•
100.0% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate until the Advisor has received 12.5% of the total Pre-Incentive Fee Net Investment Income for that calendar quarter. The Company refers to this portion of the Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate) as the “catch-up.” This “catch-up” is meant to provide the Advisor an Incentive Fee of 12.5% on all Pre-Incentive Fee Net Investment Income when that amount equals 1.43% in a calendar quarter (5.72% annualized), and which is the rate at which the catch-up is achieved.

•	12.5% of the dollar amount of all Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43%.
(ii) Capital Gains Incentive Fee.
Incentive Fee on Capital Gains
The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year in an amount equal to 12.5% of cumulative realized capital gains from inception through the end of such calendar, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with U.S. GAAP.
Subsequent to any  ~~IPO or~~   Exchange Listing, the Company will pay the Advisor (i) a Base Management Fee calculated at an annual rate of 1.25% of the Company’s average gross assets, at the end of the two most recently completed calendar quarters and (ii) the Income Incentive Fee and Capital Gains Incentive Fee described above except that all of the 12.5% figures referenced therein will be increased to 15.0%. In addition, the expense support aspect (but not the conditional reimbursement aspect) of the Expense Support Agreement will no longer be of any force or effect subsequent thereto with respect to the Company.
 ~~5.~~   6. Transaction Fees.
(a) If the Advisor or its affiliates or their respective officers, trustees, partners, members, shareholders or employees (other than the Company or any SPV) receive any compensation in the form of trustees’ fees, transaction fees, monitoring fees, financial advisory fees, investment management fees, origination fees, arrangement fees, commitment fees, broken deal fees and other fees for similar or related services and any other compensation in connection with lending or other financial transactions or investments (including, without limitation, acquisitions, dispositions, recapitalizations and restructurings), the portion of such compensation ratably attributable to investments made (or, in the case of broken deal fees, proposed) either directly by the Company or indirectly through a SPV will be paid to the Company (or such SPV, as applicable).
(b) Any fees received by the Advisor or its affiliates in connection with or arising from providing administrative, collateral management or similar or related services in respect of lending or other financial transactions or the Company’s investments will be retained by the Advisor and will not be applied as an offset to the Base Management Fee, it being understood that, in the event that any expenses incurred by the Advisor or its affiliates in connection with the provision of the foregoing services are charged to the Company (or a SPV) as an expense of the Company, the portion of such compensation ratably attributable to such expenses will be either (i) paid to the Company (or a SPV).

 ~~6.~~  7. Covenants of the Advisor.
(a) The Advisor agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments, including, but not limited to, the  ~~Investment~~   Advisers Act  ~~of 1940, as amended (the “   Advisers Act~~  ”)  .
(b) The Advisor further covenants that it will maintain its registration as an investment adviser under the Advisers Act at all times that the Advisor is required by applicable law or regulation to be registered.
8. Best Execution; Research Services.
(a) The Advisor is authorized, for the purchase and sale of the Company’s portfolio securities, to employ such broker-dealers or other member of a national securities exchange (“Broker-Dealer”) as may, in the judgment of the Advisor, implement the policy of the Company to obtain the best results, taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. Consistent with this policy, the Advisor is authorized to direct the execution of the Company’s portfolio transactions to Broker-Dealers furnishing statistical information or research deemed by the Advisor to be useful or valuable to the performance of its investment advisory functions for the Company. It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, as amended, and subject to Section 9 of this Agreement, the commissions paid may be higher than those which the Company might otherwise have paid to another Broker-Dealer if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Advisor. It is understood that the expenses of the Advisor will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Advisor by Broker-Dealers who effect securities transactions for the Company may be used by the Advisor in servicing other investment companies, entities or funds and accounts which it manages. Similarly, research services furnished to the Advisor by Broker-Dealers who effect securities transactions for other investment companies, entities or funds and accounts which the Advisor manages may be used by the Advisor in servicing the Company. It is understood that not all of these research services are used by the Advisor in managing any particular account, including the Company.
The Advisor and its affiliates may aggregate purchase or sale orders for the assets with purchase or sale orders for the same security for other clients’ accounts of the Advisor or of its affiliates, the Advisor’s own accounts and hold proprietary positions in accordance with its current aggregation and allocation policy (collectively, the “Advisory Clients”), but only if (x) in the Advisor’s reasonable judgment such aggregation results in an overall economic or other benefit to the assets taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses and factors and (y) the Advisor’s actions with respect to aggregating orders for multiple Advisory Clients, as well as the Company, are consistent with applicable law. However, the Advisor is under no obligation to aggregate any such orders under any circumstances.
(b) All Front End Fees (as defined in the Company’s Second Amended and Restated Agreement and Declaration of Trust, as may be further amended and restated from time to time) shall be reasonable and shall not exceed 18% of the gross proceeds of any offering, regardless of the source of payment and the percentage of gross proceeds of any offering committed to investment shall be at least eighty-two percent (82%). All items of compensation to underwriters or dealers, including, but not limited to, selling commissions, expenses, rights of first refusal, consulting fees, finders’ fees and all other items of compensation of any kind or description paid by the Company, directly or indirectly, shall be taken into consideration in computing the amount of allowable Front End Fees.
 ~~7.~~  9. Excess Brokerage Commissions. The Advisor is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay  ~~any broker-dealer or other member of a national securities exchange (a “~~  Broker-Dealer ~~”)~~   an amount of commission for effecting a securities transaction in excess of the amount of commission another Broker-Dealer would have charged for effecting that transaction, if the Advisor determines in good faith, taking into account such factors as overall cost of the transaction (including the applicable brokerage commission or dealer spread); the size and type of the transaction; the nature of the market for the financial instrument; execution capability, speed and efficiency; market intelligence regarding the transaction; the extent to which the Broker-Dealer makes a market in the financial instrument involved or has access to such markets; the Broker-Dealer’s financial stability; the Broker-Dealer’s reputation for diligence, fairness and integrity; quality of service rendered by the Broker-Dealer in other transactions for the Advisor; confidentiality considerations; the quality and usefulness of research services and investment ideas presented by the Broker-Dealer; the Broker-Dealer’s willingness to correct errors; the Broker-Dealer’s ability to accommodate any special execution or order handling requirements in connection with any particular transaction; and other factors deemed appropriate by the Advisor.
 ~~8.~~  10. Limitations on the Activities of the Advisor. The services of the Advisor to the Company are not exclusive, and the Advisor and each of its affiliates may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company and nothing in this Agreement shall limit or restrict the right of any member, manager, partner, officer or employee of the Advisor to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a trustee of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law), provided that the foregoing shall be without prejudice to the obligations of the Advisor and its affiliates pursuant to the Advisor’s limited liability company agreement or any related agreement. So long as this Agreement or any extension, renewal or amendment remains in effect, the Advisor shall be the only investment adviser for the Company, subject to the Advisor’s right to enter into sub-advisory agreements. The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that trustees, officers, employees, limited partners and/or shareholders of the Company are or may become interested in the Advisor and its affiliates, as trustees, officers, employees, partners, shareholders, members, managers or otherwise, and that the Advisor and trustees, officers, employees, partners, shareholders, members and managers of the Advisor and its affiliates are or may become similarly interested in the Company as limited partners, shareholders or otherwise.
 ~~9.~~  11. Responsibility of Dual Trustees, Officers and/or Employees. If any person who is a member, manager, partner, officer or employee of the Advisor or any of its affiliates is or becomes a trustee, officer and/or employee of the Company and acts as such in any business of the Company, then such member, manager, partner, officer and/or employee of the Advisor or such affiliate shall be deemed to be acting in such capacity solely for the Company, and not as a member, manager, partner, officer or employee of the Advisor or such affiliate or under the control or direction of the Advisor or the such affiliate, even if paid by the Advisor or such affiliate.
 ~~10.~~  12. Exculpation; Indemnification; Advancement of Expenses.
(a) None of the Advisor, its affiliates, its affiliates, and their respective trustees, officers, partners, members, shareholders, “controlling persons” (as defined under the Investment Company Act), employees, agents, consultants and representatives (collectively, the “Covered Persons”) will be liable to the Company for (i) any act taken or failed to be taken by any such Covered Person except for any such act or failure to act that constitutes (x) Disabling Conduct (as defined below), (y) a knowing and material breach of this Agreement that has not been cured within thirty (30) days or (z) a violation of the antifraud provisions of any U.S. federal securities law, in each case, as finally determined by a court of competent jurisdiction, (ii) any act or failure to act or (iii) any mistake, negligence, misconduct or bad faith of any broker or other agent or representative of the Company selected or employed by the Advisor or its affiliates in good faith. Notwithstanding anything to the contrary in this Section  ~~10~~  12 (except as provided in Section  ~~10~~  12(f)), any Covered Person may consult with legal counsel and accountants in respect of Company affairs and shall be fully protected and justified in taking or refraining from any action in good faith, in reliance upon and in accordance with the opinion or advice of such counsel or accountants selected in good faith for purposes of exculpation and indemnification contemplated herein (irrespective of any judicial determination regarding the conduct of such Covered Person).
(b) To the fullest extent permitted by law, the Company shall indemnify and hold harmless the Covered Persons from and against all claims, damages, liabilities, costs and expenses, including legal fees (“Indemnifiable Items”), to which they may be or become subject by reason of their activities on behalf of the Company, or otherwise relating to this Agreement, except (i) to the extent that such Indemnifiable Items were incurred as a result of such Covered Person’s (x) Disabling Conduct, (y) knowing and material breach of this Agreement that has not been cured within thirty (30) days or (z) violation of the antifraud provisions of any U.S. federal securities law, in each case, as finally determined by a court of competent jurisdiction, (ii) with respect to any Indemnifiable Items that arise out of any action, suit or proceeding solely among the Advisor and/or its respective affiliates and their respective trustees, officers, partners, members, shareholders and employees and (iii) to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by a tribunal of competent jurisdiction) with respect to the receipt of compensation for services under the Investment Company Act. The termination of any proceeding by settlement, judgment, order, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the Covered Person’s conduct constituted Disabling Conduct, a knowing and material breach of this Agreement that has not been cured within thirty (30) days or a violation of the antifraud provisions of any U.S. federal securities law. “Disabling Conduct” shall mean fraud, willful misfeasance or gross negligence as finally determined by a court of competent jurisdiction.
(c) Expenses (including attorneys’ fees) incurred by a Covered Person in defense or settlement of any claim that may be subject to a right of indemnification hereunder shall, be advanced by the Company prior to the final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person to repay the amount advanced to the extent that it shall be determined ultimately that such Covered Person is not entitled to be indemnified hereunder; provided that no advances shall be made by the Company in respect of any action, suit or proceeding against a Covered Party initiated by the Company. For the avoidance of doubt, in the event any such Covered Person is not finally determined to have engaged in Disabling Conduct, a knowing and material breach of this Agreement that has not been cured within thirty (30) days or a violation of the antifraud provisions of any U.S. federal securities laws, in each case, by a court of competent jurisdiction, the indemnification provision described in Section  ~~10~~  12(b) will apply. The right of any Covered Person to the indemnification provided herein shall be cumulative of, and in addition to, any and all rights to which such Covered Person may otherwise be entitled by contract or as a matter of law or equity and shall be extended to such Covered Person’s successors, assigns and legal representatives.
(d) In the event that (i) a Covered Person is appointed to serve as a manager, trustee or officer of the issuer of any portfolio company, or is otherwise authorized to act on behalf of such issuer and (ii) such Covered Person is entitled to seek indemnification from such issuer pursuant to a written agreement with such issuer entered into after the Initial Closing (a “Written Agreement”) or pursuant to such issuer’s articles of incorporation, bylaws, partnership agreement, limited liability company agreement or other constitutive documents, the Advisor will endeavor to ensure that any such Written Agreement shall provide that the indemnification obligations of such issuer are primary and the indemnification obligations of the Company are secondary.  ~~Prior to an IPO, any~~   Any Covered Person meeting the criteria described in clauses (i) and (ii) above (a “Representative”) entitled to indemnification from the Company in connection with Indemnifiable Items arising from such Representative’s activities in such capacity shall use reasonable efforts to first seek recovery under any other indemnity or any insurance policies by which such Representative is indemnified or covered (other than pursuant to terms of the operating agreements of the Advisor and its affiliates), as the case may be, but only to the extent that the indemnitor with respect to such indemnity, or insurer with respect to such insurance policy, provides such indemnity or coverage on a timely basis. Prior to making an indemnification payment or providing advancement of expenses pursuant to this Section  ~~10~~  12 to a Representative that is also entitled to indemnification from an issuer of a portfolio company or insurance policy, the Advisor shall require such Representative to agree that it shall (x) cause the Company to be subrogated to its rights with respect to such payment from such issuer or insurance policy, as applicable, (y) assign to the Company all of its rights to advancement, indemnification or contribution from or with respect to such issuer or insurance policy and (z) cooperate with the Company in its efforts to recover such payments through indemnification or otherwise.
(e) In any action, suit or proceeding against the Company or the Covered Persons relating to or arising out of, or alleged to relate to or arise out of, any Indemnifiable Items, the Covered Persons shall have the right to jointly employ, at the expense of the Company, counsel of the Covered Persons’ choice, which counsel shall be reasonably satisfactory to the Company, in such action, suit or proceeding; provided that if retention of joint counsel by the Covered Persons would create a conflict of interest, each group of

Covered Persons which would not cause such a conflict shall have the right to employ, at the expense of the Company, separate counsel of the Covered Persons’ choice, which counsel shall be reasonably satisfactory to the Company, in such action, suit or proceeding.
(f) Notwithstanding anything in this Section  ~~10~~  12 to the contrary, nothing contained herein shall be construed so as to provide for the exculpation of the Advisor or Covered Persons for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such liability may not be waived, modified or limited under applicable law, but shall be construed so as to effectuate the provisions of this Section  ~~10~~  12 to the fullest extent permitted by law. In addition, nothing contained herein shall protect or be deemed to protect the Covered Persons against or entitle or be deemed to entitle the Covered Persons to indemnification in respect of any liability to the Company or its security holders to which the Covered Persons would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Advisor’s duties or by reason of the reckless disregard of the Advisor’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder). The provisions set forth in this Section  ~~10~~  12 shall not be construed to limit or exclude any other right to which a Covered Person may be lawfully entitled and shall survive the termination of this Agreement.
 ~~11.~~  13. Effectiveness, Duration and Termination of Agreement.
(a) This Agreement shall become effective as of the  ~~first~~   date  ~~above~~  first written above.
(b) This Agreement shall  ~~continue in effect for two years from the date of the Company’s election to be regulated as a BDC under the Investment Company Act and thereafter shall continue to automatically~~  remain in effect for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the vote of the Company’s Board, or by the affirmative vote of a majority of the outstanding voting securities of the Company (as defined in the Investment Company Act) and (B) the vote of a majority of the Company’s Trustees who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act;
(c) The Agreement may be terminated at any time, without the payment of any penalty, upon  ~~one hundred twenty~~  sixty ( ~~120~~  60) days’ written notice  ~~to the Company~~  , by the vote of a majority of the outstanding voting securities of the Company, or by the vote of the Company’s Board, or by the Advisor upon at least one hundred twenty (120) days’ written notice to the Company; and
(d) This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act).
(e) The provisions of Sections  ~~3~~  4,  ~~10~~  12, and  ~~15~~  18 of this Agreement shall remain in full force and effect, and the Advisor shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Advisor shall be entitled to any amounts owed under Sections  ~~3    and~~   4 and 5 through the date of termination or expiration and Section  ~~10~~  12 shall continue in force and effect and apply to the Advisor and each Covered Person as and to the extent applicable.
 ~~12~~  .14. Notices. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.
 ~~13~~  .15. Amendments. This Agreement may be amended by the mutual consent of the parties hereto; provided that the approval of the Company’s independent trustees and the majority of the outstanding voting securities of the Company must be obtained in conformity with the requirements of the Investment Company Act.
 ~~14~~  .16. Entire Agreement; Governing Law. This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of Delaware. This Agreement shall also be construed in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control. To the fullest extent permitted by law, in the event of any dispute arising out of the terms and conditions of this Agreement, the parties hereto consent and submit to the jurisdiction of the courts of the State of Delaware or (to the extent subject matter jurisdiction exists therefor) of the United States for the District of Delaware.
17. Conflicts of Interest and Prohibited Activities.
(a) The Advisor is not hereby granted or entitled to an exclusive right to sell or exclusive employment to sell assets for the Company.
(b) The Advisor shall not: (i) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws; (ii) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions; or (iii) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws; or (v) enter into any agreement, arrangement, or understanding that would circumvent Section V.G of the North American Securities Administrators Association’s Omnibus Guidelines Statement of Policy.
(c) The Advisor shall not directly or indirectly pay or award any fees or commissions or other compensation to any person engaged to sell Common Shares or give investment advice to a potential shareholder; provided, however, that this subsection shall not prohibit the payment to a Broker-Dealer or other properly licensed agent of properly disclosed sales commissions or other compensation (including cash compensation and non-cash compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing Common Shares, including out of the Advisor’s own assets, including those amounts paid to the Advisor under this Agreement.
(d) The Advisor covenants that it shall not permit or cause to be permitted the Company’s funds to be commingled with the funds of any other person and the funds will be protected from the claims of affiliated companies.
 ~~15.~~  18. Severability. If it is determined by a tribunal of competent jurisdiction that any provision of this Agreement is invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.
 ~~16.~~  19. Counterparts. This Agreement may be executed, through the use of separate signature pages or supplemental agreements in any number of counterparts with the same effect as if the parties executing such counterparts had all executed one counterpart.
 ~~17.~~  20. No Third-Party Rights. This Agreement is intended solely for the benefit of the parties hereto and, except as expressly provided to the contrary in this Agreement (including the Section  ~~10~~  12 indemnification provisions), is not intended to confer any benefits upon, or create any rights in favor of, any Person other than the parties hereto.
[The remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.
KENNEDY LEWIS CAPITAL COMPANY

By:
	Name:	James Didden
	Title:	Chairman and President
KENNEDY LEWIS CAPITAL HOLDINGS LLC

By:
	Name:	Anthony Pasqua
	Title:	Authorized Signatory

KENNEDY LEWIS CAPITAL COMPANY
P.O. BOX 219213
KANSAS CITY, MO 64121-9213

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 14, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE IN-PERSON
On the Day of The Meeting - You may attend the meeting in person and vote during the meeting by filling out and submitting a proxy card. The meeting will be held at the offices of the Company, 225 Liberty St. Suite 4210, New York, NY 10281. If you plan to attend the meeting, please notify KLCCShareholderMeeting@klimllc.com as soon as possible before the meeting date so that your name can be added to the building's security system. Please note the meeting will not be held virtually.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V26115-S77119

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KENNEDY LEWIS CAPITAL COMPANY

The Board of Trustees recommends you vote FOR the following proposals:

	For	Against	Abstain
1. To approve the Second Amended and Restated Declaration of Trust.	☐	☐	☐
2. To approve the Amended and Restated Investment Advisory Agreement.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V26116-S77119

KENNEDY LEWIS CAPITAL COMPANY
SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 15, 2023 8:30 AM ET
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints James Didden (President of Kennedy Lewis Capital Company) and Rachel Presa (Vice President and Corporate Secretary of Kennedy Lewis Capital Company), and each of them, as proxies of the undersigned with full power of substitution in each of them, to attend the Special Meeting and vote as designated on the reverse side all of the common shares of beneficial interest (“Common Shares”) held of record by the undersigned. All properly executed proxies representing Common Shares received prior to the Special Meeting will be voted in accordance with the instructions marked thereon. If no specification is made, the Common Shares will be voted FOR the proposal to approve the Second Amended and Restated Declaration of Trust and FOR the proposal to approve the Amended and Restated Investment Advisory Agreement. If any other business is presented at the meeting, this proxy will be voted by the proxies in their best judgment, including a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the Board of Trustees knows of no other business to be presented at the meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise. Shareholders who execute proxies may revoke them with respect to a proposal by attending the Special Meeting and voting his, her, or its Common Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Special Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendations.

Continued and to be signed on reverse side